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                                                                   Exhibit 10.41

                             SUBSTITUTION AGREEMENT

         THIS SUBSTITUTION AGREEMENT (this "Agreement") is made as of
November 28, 2001 by and among GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation ("FFC"), successor by merger to (i) Franchise Finance Corporation of America ("Franchise Finance"), as Servicer pursuant to that certain Amended and Restated Servicing Agreement dated as of February 28, 2000 (the "Servicing Agreement") between Franchise Finance and Wamu (as defined below), (ii) FFCA Funding Corporation ("FFCA Funding"), and (iii) FFCA Acquisition Corporation ("FFCA Acquisition"), whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255, WASHINGTON MUTUAL BANK, FA ("Wamu"), whose address is c/o GE Capital Franchise Finance Corporation, 17207 North Perimeter Drive, Scottsdale, Arizona 85255, DAPPER PROPERTIES I, LLC, a Delaware limited liability company ("Dapper I"), whose address is c/o U.S. Realty Advisors LLC, 1370 Avenue of the Americas, New York, New York 10019, AUTOPAR REMAINDER I, LLC, a Delaware limited liability company ("Remainderman I"), whose address is c/o U.S. Realty Advisors LLC, 1370 Avenue of the Americas, New York, New York 10019, DAPPER PROPERTIES II, LLC, a Delaware limited liability company ("Dapper II"), whose address is c/o U.S. Realty Advisors LLC, 1370 Avenue of the Americas, New York, New York 10019, AUTOPAR REMAINDER II, LLC, a Delaware limited liability company ("Remainderman II"), whose address is c/o U.S. Realty Advisors LLC, 1370 Avenue of the Americas, New York, New York 10019, DAPPER PROPERTIES III, LLC, a Delaware limited liability company ("Dapper III"), whose address is c/o U.S. Realty Advisors LLC, 1370 Avenue of the Americas, New York, New York 10019, AUTOPAR REMAINDER III, LLC, a Delaware limited liability company ("Remainderman III"), whose address is c/o U.S. Realty Advisors LLC, 1370 Avenue of the Americas, New York, New York 10019, DISCOUNT AUTO PARTS, INC., a Florida corporation ("Discount"), whose address is 4900 Frontage Road South, Lakeland, Florida 33815, and ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation ("Advance"), whose address is 5673 Airport Road, Roanoke, Virginia 24012.

                             PRELIMINARY STATEMENTS:

         Unless otherwise expressly provided herein, all defined terms used in this Agreement shall have the meanings set forth in Section 1.

         Discount and Dapper I entered into the Dapper I Sale-Leaseback Agreement pursuant to which Dapper I and Remainderman I acquired their respective interests in the Dapper I Properties, including, without limitation, the Dapper I Replaced Properties. Dapper I and FFCA Acquisition entered into the Dapper I Loan Agreement pursuant to which FFCA Acquisition made the Dapper I Loans to Dapper I. The Dapper I Loans are secured in part by first priority mortgage liens on the Dapper I Properties, including, without limitation, the Dapper I Replaced Properties. Dapper I leases the Dapper I Properties, including, without limitation, the Dapper I Replaced Properties, to Discount pursuant to the Dapper I Master Lease.

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         Discount and Dapper II entered into the Dapper II Sale-Leaseback
Agreement pursuant to which Dapper II and Remainderman II acquired their respective interests in the Dapper II Properties, including, without limitation, the Dapper II Replaced Properties. Dapper II and FFCA Funding entered into the Dapper II Loan Agreement pursuant to which FFCA Funding made the Dapper II Loans to Dapper II. The Dapper II Loans are secured in part by first priority mortgage liens on the Dapper II Properties, including, without limitation, the Dapper II Replaced Properties. Dapper II leases the Dapper II Properties, including, without limitation, the Dapper II Replaced Properties, to Discount pursuant to the Dapper II Master Lease.

         Discount and Dapper III entered into the Dapper III Sale-Leaseback Agreement pursuant to which Dapper III and Remainderman III acquired their respective interests in the Dapper III Properties, including, without limitation, the Dapper III Replaced Properties. Dapper III and FFCA Funding entered into the Dapper III Loan Agreement pursuant to which FFCA Funding made the Dapper III Loans to Dapper III. The Dapper III Loans are secured in part by first priority mortgage liens on the Dapper III Properties, including, without limitation, the Dapper III Replaced Properties. Dapper III leases the Dapper III Properties to Discount, including, without limitation, the Dapper III Replaced Properties, pursuant to the Dapper III Master Lease.

         FFC succeeded by merger to the respective right, title and interest of FFCA Acquisition and FFCA Funding in and to the Dapper I Loans and Dapper II Loans, as applicable. FFCA Funding has sold, conveyed, transferred and assigned its right, title and interest in and to the Dapper III Loans to Wamu. FFC (as successor by merger to Franchise Finance) is the Servicer for Wamu pursuant to the Servicing Agreement and is authorized to provide certain services related to the Dapper III Loans, for the benefit of the parties thereto.

         Discount has advised Dapper I and FFC that it desires to provide for the substitution of the Dapper I Replaced Properties with the Dapper I Substitute Properties under the Dapper I Master Lease, which would require the substitution of the Dapper I Replaced Properties with the Dapper I Substitute Properties under the Dapper I Loan Documents. Discount has advised Dapper II and FFC that it desires to provide for the substitution of the Dapper II Replaced Properties with the Dapper II Substitute Properties under the Dapper II Master Lease, which would require the substitution of the Dapper II Replaced Properties with the Dapper II Substitute Properties under the Dapper II Loan Documents. Discount has advised Dapper III and FFC that it desires to provide for the substitution of the Dapper III Replaced Properties with the Dapper III Substitute Properties under the Dapper III Master Lease, which would require the substitution of the Dapper III Replaced Properties with the Dapper III Substitute Properties under the Dapper III Loan Documents. Discount has also advised Dapper I, Dapper II and Dapper III that, on even date herewith, Discount is being acquired by the parent corporation of Advance in a transaction pursuant to which Discount will ultimately become a wholly owned subsidiary of Advance, as described in Section 2 below.

         While the Master Lease and the Loan Documents provide for certain rights of substitution of the Mortgaged Properties, the Master Lease and the Loan Documents do not provide for a substitution of Mortgaged Properties as contemplated by this Agreement. Notwithstanding the foregoing, Discount has requested that Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III enter into this Agreement to provide for the substitution and simultaneous like-kind exchange of the Replaced Properties with the

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Substitute Properties under the Master Leases as described in the preceding paragraph, such substitution and simultaneous like-kind exchange to qualify under Section 1031 of the Internal Revenue Code of 1986, as amended (the "Tax Code"). Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III have agreed to enter into such substitution subject to and in accordance with the terms and conditions of this Agreement, provided FFC and Wamu consent to such substitution and enter into this Agreement to provide for the substitution of the Replaced Properties with the Substitute Properties under the Loan Documents. FFC and Wamu have consented to such substitution, subject to and in accordance with the terms and conditions of this Agreement. The parties hereto have agreed to enter into this Agreement to provide for, inter alia, the substitution of and simultaneous like-kind exchange of the Replaced Properties with the Substitute Properties in accordance with the terms and conditions of this Agreement.

                                   AGREEMENT:

         In consideration of the mutual covenants and provisions of this Agreement, the parties agree as follows:

         1. Definitions. The following terms shall have the following meanings for all purposes of this Agreement:

         "Acquisition" has the meaning set forth in Section 2.

         "Affiliate" means any Person which directly or indirectly controls, is under common control with, or is controlled by any other Person. For purposes of this definition, "controls", "under common control with" and "controlled by" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or otherwise.

         "Closing" shall have the meaning set forth in Section 6.

         "Closing Date" shall have the meaning set forth in Section 6.

         "Code" means the United States Bankruptcy Code, 11 U.S.C. Sec. 101 et seq., as amended.

         "Counsel" means legal counsel to Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance, licensed in the states in which (i) the Substitute Properties are located, and (ii) Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III and Discount are incorporated or formed.

         "Dapper I Acknowledgement" means that certain Acknowledgement of Master Lease Assignment and Subordination, Nondisturbance and Attornment Agreement dated as of February 27, 2001 among Dapper I, Remainderman I, FFCA Acquisition and Discount and recorded in the applicable county records with respect to the Dapper I Properties, as the same may be amended from time to time.

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         "Dapper I Environmental Policies" means the "Environmental Policies" as defined in the Dapper I Loan Agreement.

         "Dapper I Guaranty" means the guaranty of master lease to be executed by Advance in favor of Dapper I with respect Discount's obligations under the Dapper I Master Lease.

          "Dapper I Loan Agreement" means the Loan Agreement dated as of February 27, 2001 between Dapper I and FFCA Acquisition, as the same may be amended from time to time.

         "Dapper I Loan Documents" means the "Loan Documents" as defined in the Dapper I Loan Agreement.

         "Dapper I Loans" means the loans evidenced by the Dapper I Notes.

         "Dapper I Master Lease" means the master lease dated as of February 27, 2001 between Dapper I, as lessor, and Discount, as lessee, as the same may be amended from time to time.

         "Dapper I Memorandum" means the memorandum of master lease dated as of February 27, 2001 executed by Dapper I and Discount with respect to the Dapper I Master Lease and recorded in the applicable county records with respect to the Dapper I Properties.

         "Dapper I Mortgages" means, collectively, the deeds of trust, mortgages or deeds to secure debt, assignments of rents and leases, security agreements and fixture filings dated as of February 27, 2001 executed by Dapper I and Remainderman I for the benefit of FFCA Acquisition encumbering the Dapper I Properties and granted to secure the Dapper I Notes, as the same may be amended from time to time.

         "Dapper I Notes" means, collectively, the promissory notes dated as of February 27, 2001, executed by Dapper I in favor of FFCA Acquisition with respect to the Dapper I Properties, as the same may be amended from time to time.

         "Dapper I Option Agreements" means, collectively, the Option and Subordination Agreements dated as of February 27, 2001, executed by Dapper I and Remainderman I with respect to the Dapper I Properties.

         "Dapper I Properties" means the properties described on the attached Exhibit A under the "Dapper I" heading.
---------

         "Dapper I Replaced Properties" means the properties described on the attached Exhibit B under the "Dapper I" heading.
         ---------

         "Dapper I Sale-Leaseback Agreement" means the sale-leaseback agreement dated as of February 27, 2001 among Dapper I and Discount, as the same may be amended from time to time.

         "Dapper I Sale-Leaseback Documents" means the Dapper I Sale-Leaseback Agreement, the Dapper I Master Lease, the Dapper I Memorandum, the Dapper I Tripartite Agreements, the

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Dapper I Acknowledgement, the Dapper I Option Agreements and all other documents, instruments and agreements executed by Discount in connection with such documents.

         "Dapper I Substitute Acknowledgements" means, collectively, those certain acknowledgement of master lease assignment and subordination, nondisturbance and attornment agreements to be executed by Dapper I, Remainderman I, FFC and Discount with respect to the Dapper I Substitute Properties.

         "Dapper I Substitute Memorandum" means the memorandum of master lease to be executed by Dapper I and Discount with respect to the Dapper I Master Lease and recorded in the applicable county records with respect to the Dapper I Substitute Properties.

         "Dapper I Substitute Mortgages" means those certain deeds of trust, mortgages or deeds to secure debt, assignments of rents and leases, security agreements and fixture filings to be executed by Dapper I and Remainderman I for the benefit of FFC encumbering the Dapper I Substitute Properties.

         "Dapper I Substitute Option Agreements" means, collectively, those certain option and subordination agreements to be executed by Dapper I and Remainderman I with respect to the Dapper I Substitute Properties.

         "Dapper I Substitute Properties" means the properties described on the attached Exhibit C under the "Dapper I" heading.

         "Dapper I Substitute Tripartite Agreements" means, collectively, those certain tripartite agreements to be executed by Dapper I, Discount and FFC with respect to the Dapper I Substitute Properties.

         "Dapper I Substitute UCC-1 Financing Statements" means such UCC-1 financing statements as FFC shall require to be authorized and delivered by Dapper I, Remainderman I and/or Discount with respect to the Dapper I Substitute Properties.

         "Dapper I Tripartite Agreements" means, collectively, those certain Tripartite Agreements dated as of February 27, 2001 among Dapper I, Remainderman I and Discount, as the same may be amended from time to time.

         "Dapper II Acknowledgement" means that certain Acknowledgement of Master Lease Assignment and Subordination, Nondisturbance and Attornment Agreement dated as of February 27, 2001 among Dapper II, Remainderman II, FFCA Funding and Discount and recorded in the applicable county records with respect to the Dapper II Properties, as the same may be amended from time to time.

         "Dapper II Environmental Policies" means the "Environmental Policies" as defined in the Dapper II Loan Agreement.

         "Dapper II Guaranty" means the guaranty of master lease to be executed by Advance in favor of Dapper II with respect Discount's obligations under the Dapper II Master Lease.

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          "Dapper II Loan Agreement" means the Loan Agreement dated as of
February 27, 2001 between Dapper II and FFCA Funding, as the same may be amended from time to time.

         "Dapper II Loan Documents" means the "Loan Documents" as defined in the Dapper II Loan Agreement.

         "Dapper II Loans" means the loans evidenced by the Dapper II Notes.

         "Dapper II Master Lease" means the master lease dated as of February 27, 2001 between Dapper II, as lessor, and Discount, as lessee, as the same may be amended from time to time.

         "Dapper II Memorandum" means the memorandum of master lease dated as of February 27, 2001 executed by Dapper II and Discount with respect to the Dapper II Master Lease and recorded in the applicable county records with respect to the Dapper II Properties.

         "Dapper II Mortgages" means, collectively, the deeds of trust, mortgages or deeds to secure debt, assignments of rents and leases, security agreements and fixture filings dated as of February 27, 2001 executed by Dapper II and Remainderman II for the benefit of FFCA Funding encumbering the Dapper II Properties and granted to secure the Dapper II Notes, as the same may be amended from time to time.

         "Dapper II Notes" means, collectively, the promissory notes dated as of February 27, 2001, executed by Dapper II in favor of FFCA Funding with respect to the Dapper II Properties, as the same may be amended from time to time.

         "Dapper II Option Agreements" means, collectively, the Option and Subordination Agreements dated as of February 27, 2001, executed by Dapper II and Remainderman II with respect to the Dapper II Properties.

         "Dapper II Properties" means the properties described on the attached Exhibit A under the "Dapper II" heading.
---------

         "Dapper II Replaced Properties" means the properties described on the attached Exhibit B under the "Dapper II" heading.
         ---------

         "Dapper II Sale-Leaseback Agreement" means the sale-leaseback agreement dated as of February 27, 2001 among Dapper II and Discount, as the same may be amended from time to time.

         "Dapper II Sale-Leaseback Documents" means the Dapper II Sale-Leaseback Agreement, the Dapper II Master Lease, the Dapper II Memorandum, the Dapper II Tripartite Agreements, the Dapper II Acknowledgement, the Dapper II Option Agreements and all other documents, instruments and agreements executed by Discount in connection with such documents.

         "Dapper II Substitute Acknowledgements" means, collectively, those certain acknowledgement of master lease assignment and subordination, nondisturbance and attornment agreements to be executed by Dapper II, Remainderman II, FFC and Discount with respect to the Dapper II Substitute Properties.

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         "Dapper II Substitute Memorandum" means the memorandum of master lease to be executed by Dapper II and Discount with respect to the Dapper II Master Lease and recorded in the applicable county records with respect to the Dapper II Substitute Properties.

         "Dapper II Substitute Mortgages" means those certain deeds of trust, mortgages or deeds to secure debt, assignments of rents and leases, security agreements and fixture filings to be executed by Dapper II and Remainderman II for the benefit of FFC encumbering the Dapper II Substitute Properties.

         "Dapper II Substitute Option Agreements" means, collectively, those certain option and subordination agreements to be executed by Dapper II and Remainderman II with respect to the Dapper II Substitute Properties.

         "Dapper II Substitute Properties" means the properties described on the attached Exhibit C under the "Dapper II" heading.

         "Dapper II Substitute Tripartite Agreements" means, collectively, those certain tripartite agreements to be executed by Dapper II, Discount and FFC with respect to the Dapper II Substitute Properties.

         "Dapper II Substitute UCC-1 Financing Statements" means such UCC-1 financing statements as FFC shall require to be authorized and delivered by Dapper II, Remainderman II and/or Discount with respect to the Dapper II Substitute Properties.

         "Dapper II Tripartite Agreements" means, collectively, those certain Tripartite Agreements dated as of February 27, 2001 among Dapper II, Remainderman II and Discount, as the same may be amended from time to time.

         "Dapper III Acknowledgement" means that certain Acknowledgement of Master Lease Assignment and Subordination, Nondisturbance and Attornment Agreement dated as of February 27, 2001 among Dapper III, Remainderman III, FFCA Funding and Discount and recorded in the applicable county records with respect to the Dapper III Properties, as the same may be amended from time to time.

         "Dapper III Environmental Policies" means the "Environmental Policies" as defined in the Dapper III Loan Agreement.

         "Dapper III Guaranty" means the guaranty of master lease to be executed by Advance in favor of Dapper III with respect Discount's obligations under the Dapper III Master Lease.

          "Dapper III Loan Agreement" means the Loan Agreement dated as of February 27, 2001 between Dapper III and FFCA Funding, as the same may be amended from time to time.

         "Dapper III Loan Documents" means the "Loan Documents" as defined in the Dapper III Loan Agreement.

         "Dapper III Loans" means the loans evidenced by the Dapper III Notes.

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         "Dapper III Master Lease" means the master lease dated as of February
27, 2001 between Dapper III, as lessor, and Discount, as lessee, as the same may be amended from time to time.

         "Dapper III Memorandum" means the memorandum of master lease dated as of February 27, 2001 executed by Dapper III and Discount with respect to the Dapper III Master Lease and recorded in the applicable county records with respect to the Dapper III Properties.

         "Dapper III Mortgages" means, collectively, the deeds of trust, mortgages or deeds to secure debt, assignments of rents and leases, security agreements and fixture filings dated as of February 27, 2001 executed by Dapper III and Remainderman III for the benefit of FFCA Funding encumbering the Dapper III Properties and granted to secure the Dapper III Notes, as the same may be amended from time to time.

         "Dapper III Notes" means, collectively, the promissory notes dated as of February 27, 2001, executed by Dapper III in favor of FFCA Funding with respect to the Dapper III Properties, as the same may be amended from time to time.

         "Dapper III Option Agreements" means, collectively, the Option and Subordination Agreements dated as of February 27, 2001, executed by Dapper III and Remainderman III with respect to the Dapper III Properties.

         "Dapper III Properties" means the properties described on the attached Exhibit A under the "Dapper III" heading.

         "Dapper III Replaced Properties" means the properties described on the attached Exhibit B under the "Dapper III" heading.

         "Dapper III Sale-Leaseback Agreement" means the sale-leaseback agreement dated as of February 27, 2001 among Dapper III and Discount, as the same may be amended from time to time.

         "Dapper III Sale-Leaseback Documents" means the Dapper III Sale-Leaseback Agreement, the Dapper III Master Lease, the Dapper III Memorandum, the Dapper III Tripartite Agreements, the Dapper III
Acknowledgement, the Dapper III Option Agreements and all other documents, instruments and agreements executed by Discount in connection with such documents.

         "Dapper III Substitute Acknowledgements" means, collectively, those certain acknowledgement of master lease assignment and subordination, nondisturbance and attornment agreements to be executed by Dapper III, Remainderman III, FFC and Discount with respect to the Dapper III Substitute Properties.

         "Dapper III Substitute Memorandum" means the memorandum of master lease to be executed by Dapper III and Discount with respect to the Dapper III Master Lease and recorded in the applicable county records with respect to the Dapper III Substitute Properties.

         "Dapper III Substitute Mortgages" means those certain deeds of trust, mortgages or deeds to secure debt, assignments of rents and leases, security agreements and fixture filings to be

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executed by Dapper III and Remainderman III for the benefit of Wamu encumbering the Dapper III Substitute Properties.

         "Dapper III Substitute Option Agreements" means, collectively, those certain option and subordination agreements to be executed by Dapper III and Remainderman III with respect to the Dapper III Substitute Properties.

         "Dapper III Substitute Properties" means the properties described on the attached Exhibit C under the "Dapper III" heading.

         "Dapper III Substitute Tripartite Agreements" means, collectively, those certain tripartite agreements to be executed by Dapper III, Discount and FFC with respect to the Dapper III Substitute Properties.

         "Dapper III Substitute UCC-1 Financing Statements" means such UCC-1 financing statements as FFC shall require to be authorized and delivered by Dapper III, Remainderman III and/or Discount with respect to the Dapper III Substitute Properties.

         "Dapper III Tripartite Agreements" means, collectively, those certain Tripartite Agreements dated as of February 27, 2001 among Dapper III, Remainderman III and Discount, as the same may be amended from time to time.

          "De Minimis Amounts" shall mean, with respect to any given level of Hazardous Materials, that level or quantity of Hazardous Materials in any form or combination of forms, the use, storage or relase of which does not constitute a violation of, or require regulation or remediation under, any Environmental Laws and is customarily employed in the ordinary course of, or associated with, similar businesses located in the states in which the Substitute Properties are located.

         "Discount Entities" means, collectively, Discount, Advance and all Affiliates of Discount or Advance.

         "Environmental Insurer" has the meaning set forth in the Master Leases.

         "Environmental Laws" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to Hazardous Materials and/or the protection of human health or the environment, by reason of a Release or a Threatened Release of Hazardous Materials or relating to liability for or costs of Remediation or prevention of Releases. "Environmental Laws" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations, rulings, orders or decrees promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species

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Act; the National Environmental Policy Act; and the River and Harbors
Appropriation Act. "Environmental Laws" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of the property; requiring notification or disclosure of Releases or other environmental condition of any of the Substitute Properties to any Governmental Authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements relating to Hazardous Materials in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to Hazardous Materials; and relating to wrongful death, personal injury, or property or other damage in connection with the physical condition or use of any of the Substitute Properties by reason of the presence of Hazardous Materials in, on, under or above any of the Substitute Properties.

         "Fixed Charge Coverage Ratio" has the following alternative meanings:

         (i) with respect to Substitute Properties that are Dapper I Substitute Properties, "Fixed Charge Coverage Ratio" has the meaning set forth in the Dapper I Master Lease;

         (ii) with respect to Substitute Properties that are Dapper II Substitute Properties, "Fixed Charge Coverage Ratio" has the meaning set forth in the Dapper II Master Lease; and

         (iii) with respect to Substitute Properties that are Dapper III Substitute Properties, "Fixed Charge Coverage Ratio" has the meaning set forth in the Dapper III Master Lease.

         "Governmental Authority" means any governmental authority, agency, department, commission, bureau, board, instrumentality, court or quasi-governmental authority of the United States, the states in which the Substitute Properties are located or any political subdivision thereof.

         "Guaranties" means, collectively, the Dapper I Guaranty, the Dapper II Guaranty and the Dapper III Guaranty.

         "Hazardous Materials" means (i) any toxic substance or hazardous waste, substance, solid waste, or related material, or any pollutant or contaminant;
(ii) radon gas, asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contains dielectric fluid containing levels of polychlorinated biphenyls in excess of federal, state or local safety guidelines, whichever are more stringent, or any petroleum product; (iii) any substance, gas, material or chemical which is or may be defined as or included in the definition of "hazardous substances," "toxic substances," "hazardous materials," "hazardous wastes," "regulated substances" or words of similar import under any Environmental Laws; and (iv) any other chemical, material, gas or substance the exposure to or release of which is or may be prohibited, limited or regulated by any Governmental Authority that asserts or may assert jurisdiction over any of the Substitute Properties or the operations or activity at any of the Substitute Properties, or any chemical, material, gas or substance that does or may pose a hazard to the health and/or safety of the occupants of any of the Substitute Properties or the owners and/or occupants of property adjacent to or surrounding any of the Substitute Properties.

         "Indemnified Parties" has the meaning set forth in Section 17.

         "Loan Agreements" means, collectively, the Dapper I Loan Agreement, the Dapper II Loan Agreement and the Dapper III Loan Agreement.

         "Loan Documents" means, collectively, the Dapper I Loan Documents, the Dapper II Loan Documents and the Dapper III Loan Documents.

         "Loans" means, collectively, the Dapper I Loans, the Dapper II Loans and the Dapper III Loans.

         "Master Leases" means, collectively, the Dapper I Master Lease, the Dapper II Master Lease and the Dapper III Master Lease.

         "Mortgaged Properties" means the "Properties" as defined in the Loan Documents prior to the consummation of the Transaction.

         "Obligations" has the meaning set forth in (i) the Dapper I Mortgages and the Dapper I Substitute Mortgages, (ii) the Dapper II Mortgages and the Dapper II Substitute Mortgages, and (iii) the Dapper III Mortgages and the Dapper III Substitute Mortgages.

         "Pending Actions" means the legal proceedings described in Discount's Quarterly Report on Form 10-Q with respect to its fiscal quarter ended August 28, 2001 filed with the United States Securities and Exchange Commission.

         "Permitted Exceptions" means those recorded easements, restrictions, liens and encumbrances set forth as exceptions in the title insurance policies issued in connection with the Transaction by Title Company to (i) FFC, Dapper I, Remainderman I, Dapper II and Remainderman II, and which have been accepted by FFC, Dapper I, Remainderman I, Dapper II and Remainderman II, respectively, in their sole discretion with respect to the Dapper I Substitute Properties and Dapper II Substitute Properties, and (ii) Wamu, Dapper III and Remainderman III and which have been accepted by FFC on behalf of Wamu, and accepted by Dapper III and Remainderman III, in their sole discretion with respect to the Dapper III Substitute Properties; provided, however, those recorded easements, restrictions, liens and encumbrances set forth as exceptions in the title policies issued by Title Company (x) to FFCA Acquisition in connection with the Dapper I Loans and to Dapper I and Remainderman I simultaneously with their acquisition of the Dapper I Replaced Properties, and (y) to FFCA Funding in connection with the Dapper II Loans and the Dapper III Loans and to Dapper II, Remainderman II, Dapper III and Remainderman III simultaneously with their acquisition of the Dapper II Replaced Properties and Dapper III Replaced Properties, respectively, shall be deemed "Permitted Exceptions" with respect to the Replaced Properties.

         "Permitted Facility" has the meaning set forth in the Master Leases, as amended.

         "Person" means any individual, corporation, partnership, limited liability company, trust, unincorporated organization, Governmental Authority or any other form of entity.

         "Questionnaire" means the environmental questionnaires prepared by Discount or Advance, as applicable, and submitted to Environmental Insurer in connection with the issuance of (i) an endorsement to the Dapper I Environmental Policies to include the Dapper I Substitute Properties within the coverage of such Dapper I Environmental Policies, (ii) an endorsement to the Dapper II Environmental Policies to include the Dapper II Substitute Properties within the coverage of such Dapper II Environmental Policies and (iii) an endorsement to the Dapper III Environmental Policies to include the Dapper III Substitute Properties within the coverage of such Dapper III Environmental Policies.

         "Release" means any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, or disposing of Hazardous Materials into the environment.

         "Remediation" means any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Material, any actions to prevent, cure or mitigate any Release, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or any evaluation relating to any Hazardous Materials, any of which are required by Environmental Law or are reasonably required to protect human health and the environment or to preserve the value of any of the Substitute Properties.

         "Rents" has the meaning set forth in the Dapper I Mortgages (excluding the Dapper I Mortgages relating to the Dapper I Replaced Properties), the Dapper I Substitute Mortgages, the Dapper II Mortgages (excluding the Dapper II Mortgages relating to the Dapper II Replaced Properties), the Dapper II Substitute Mortgages, the Dapper III Mortgages (excluding the Dapper III Mortgages relating to the Dapper III Replaced Properties) and the Dapper III Substitute Mortgages.

         "Replaced Properties" means, collectively, the Dapper I Replaced Properties, the Dapper II Replaced Properties and the Dapper III Replaced Properties.

         "Residual Value Insurer" means R.V.I. America Insurance Company or such other residual value insurance company as Dapper I, Dapper II and Dapper III may select and FFC may approve.

         "Residual Value Policy" means the residual value insurance policy issued as of February 27, 2001 by Residual Value Insurer with respect to the Loans. The Residual Value Policy shall be modified by endorsement to remove the Replaced Properties from the Residual Value Policy and to add the Substitute Properties to the Residual Value Policy simultaneously with the closing of the Transaction.

         "Sale-Leaseback Agreements" means, collectively, the Dapper I Sale-Leaseback Agreement, the Dapper II Sale-Leaseback Agreement and the Dapper III Sale-Leaseback Agreement.

         "Sale-Leaseback Documents" means, collectively, the Dapper I Sale-Leaseback Documents, the Dapper II Sale-Leaseback Documents and the Dapper III Sale-Leaseback Documents.

         "Securitization" has the meaning set forth in the Master Leases.

         "Substitute Acknowledgements" means, collectively, the Dapper I Substitute Acknowledgement, the Dapper II Substitute Acknowledgement and the Dapper III Substitute Acknowledgement.

         "Substitute Memoranda" means, collectively, the Dapper I Substitute Memorandum, the Dapper II Substitute Memorandum and the Dapper III Substitute Memorandum.

         "Substitute Mortgages" means, collectively, the Dapper I Substitute Mortgages, the Dapper II Substitute Mortgages and the Dapper III Substitute Mortgages.

         "Substitute Option Agreements" means, collectively, the Dapper I Substitute Option Agreements, the Dapper II Substitute Option Agreements and the Dapper III Substitute Option Agreements.

         "Substitute Properties" means, collectively, the Dapper I Substitute Properties, the Dapper II Substitute Properties and the Dapper III Substitute Properties.

         "Substitute Tripartite Agreements" means, collectively, the Dapper I Substitute Tripartite Agreements, the Dapper II Substitute Tripartite Agreements and the Dapper III Substitute Tripartite Agreements.

         "Substitute UCC-1 Financing Statements" means, collectively, the Dapper I Substitute UCC-1 Financing Statements, the Dapper II Substitute UCC-1 Financing Statements and the Dapper III Substitute UCC-1 Financing Statements.

         "Termination and Release Documents" means, collectively, (i) the release of the Dapper I Mortgages, the Dapper I Tripartite Agreements and the Dapper I Option Agreements encumbering the Dapper I Replaced Properties, the Dapper II Mortgages, the Dapper II Tripartite Agreements and the Dapper II Option Agreements encumbering the Dapper II Replaced Properties and the Dapper III Mortgages, the Dapper III Tripartite Agreements and the Dapper III Option Agreements encumbering the Dapper III Replaced Properties, (ii) the partial release of the Dapper I Memorandum and the Dapper I Acknowledgement with respect to the Dapper I Replaced Properties, the Dapper II Memorandum and the Dapper II Acknowledgement with respect to the Dapper II Replaced Properties and the Dapper III Memorandum and the Dapper III Acknowledgement with respect to the Dapper III Replaced Properties, and (iii) the terminations of the UCC-1 financing statements filed and/or recorded with respect to the Replaced Properties in connection with the Master Leases and the Loan Documents, all of which shall be in form and substance reasonably satisfactory to the parties.

         "Threatened Release" means a substantial likelihood of a Release which requires action to prevent or mitigate damage to the soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air or any other environmental medium comprising or surrounding any of the Substitute Properties which may result from such Release.

         "Title Company" means the title insurance company described in
Section 6.

         "Transaction" shall have the meaning set forth in Section 3.

         "Transaction Documents" means, collectively, this Agreement, the Substitute Mortgages, the Substitute UCC-1 Financing Statements, the amendments to the Master Leases contemplated by Section 5 of this Agreement and all other documents executed in connection with the Transaction.

         2. Purpose of Transaction. Dapper I, Dapper II, Dapper III, FFC and Wamu have been advised that Discount has entered into that certain Agreement and Plan of Merger dated as of August 7, 2001 among Advance Holding Corporation, a Virginia corporation, Advance Auto Parts, Inc., a Delaware corporation, AAP Acquisition Corporation, a Florida corporation, Discount and Advance, whereby
(i) AAP Acquisition Corporation will merge with and into Discount, at which time the separate existence of AAP Acquisition Corporation will cease and Discount shall continue to exist as the surviving corporation and as a wholly owned subsidiary of Advance Auto Parts, Inc.; and (ii) immediately following such merger, all of the issued and outstanding capital stock of Discount shall be contributed to Advance by Advance Auto Parts, Inc. (collectively, the "Acquisition"), and as a condition to the closing of the Acquisition, the substitutions contemplated by this Agreement must either be effected or an agreement must be entered into to effectuate such substitutions subject to the satisfaction of certain conditions. Discount anticipates that the Acquisition will enhance the overall financial condition of Discount and its ability to satisfy its obligations under the Master Leases and the other Sale-Leaseback Documents. In order to facilitate such divestiture, Discount, Advance, FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III are entering into this Agreement.

         3. Transaction. On the terms and subject to the conditions set forth in this Agreement, the parties agree to consummate the following transactions (collectively, the "Transaction"):

                  (i) (x) Discount or Advance, as applicable, shall exchange and convey, pursuant to a simultaneous like-kind exchange qualifying under
         Section 1031 of the Tax Code, (A) the improvements located at the Dapper I Substitute Properties and an estate for years interest in the Dapper I Substitute Properties to Dapper I and the remainder interest in the Dapper I Substitute Properties to Remainderman I, (B) the improvements located at the Dapper II Substitute Properties and an estate for years interest in the Dapper II Substitute Properties to Dapper II and the remainder interest in the Dapper II Substitute Properties to Remainderman II, and (C) the improvements located at the Dapper III Substitute Properties and an estate for years interest in the Dapper III Substitute Properties to Dapper III and the remainder interest in the Dapper III Substitute Properties to Remainderman III; and

                  (y) (A) Dapper I and Remainderman I shall exchange and convey, pursuant to a simultaneous like-kind exchange qualifying under Section 1031 of the Tax Code, their respective interests in the Dapper I Replaced Properties to Advance, as directed by Discount or Advance, as applicable, (B) Dapper II and Remainderman II shall exchange and convey, pursuant to a simultaneous like-kind exchange qualifying under
         Section 1031 of the Tax Code, their respective interests in the Dapper II Replaced Properties to Advance, as directed by Discount or Advance, as applicable, and (C) Dapper III and Remainderman III shall exchange and convey, pursuant to a simultaneous like-kind exchange qualifying under Section 1031 of the Tax Code, their respective interests in the Dapper III Replaced Properties to Advance, as directed by Discount or Advance, as applicable;

                  (ii) (x) Dapper I and Remainderman I shall execute or authorize, deliver and record or file the Dapper I Substitute Mortgages and the Dapper I Substitute UCC-1 Financing Statements to FFC, (y) Dapper II and Remainderman II shall execute or authorize, deliver and record or file the Dapper II Substitute Mortgages and the Dapper II Substitute UCC-1 Financing Statements to FFC, and (z) Dapper III and Remainderman III shall execute or authorize, deliver and record or file the Dapper III Substitute Mortgages and the Dapper III Substitute UCC-1 Financing Statements to Wamu;

                  (iii) (x) FFC will release the lien of the Dapper I Mortgages and related UCC-1 Financing Statements from the Dapper I Replaced Properties, (y) FFC will release the lien of the Dapper II Mortgages and related UCC-1 Financing Statements from the Dapper II Replaced Properties, and (z) Wamu will release the lien of the Dapper III Mortgages and related UCC-1 Financing Statements from the Dapper III Replaced Properties;

                  (iv) (x) Dapper I and Discount shall amend the Dapper I Master Lease to remove the Dapper I Replaced Properties from the Dapper I Master Lease and to add the Dapper I Substitute Properties to the Dapper I Master Lease and include such other provisions as are consistent with the terms and conditions set forth herein, (y) Dapper II and Discount shall amend the Dapper II Master Lease to remove the Dapper II Replaced Properties from the Dapper II Master Lease and to add the Dapper II Substitute Properties to the Dapper II Master Lease and include such other provisions as are consistent with the terms and conditions set forth herein, and (z) Dapper III and Discount shall amend the Dapper III Master Lease to remove the Dapper III Replaced Properties from the Dapper III Master Lease and to add the Dapper III Substitute Properties to the Dapper III Master Lease and include such other provisions as are consistent with the terms and conditions set forth herein; provided, however, such amendment shall not limit any liability or obligation of Lessee with respect to the Replaced Properties which has accrued prior to the Closing Date under any provision of the Master Leases and/or any other Sale-Leaseback Documents, including, without limitation, any indemnification and/or hold harmless provisions, and such amendment shall not limit any liability or obligation of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III with respect to the Replaced Properties which has accrued prior to the Closing Date under any provision of the Loan Agreements, the other Loan Documents, the Master Leases and/or the other Sale-Leaseback Documents;

                  (v) (x) Dapper I and Discount shall execute, deliver and record the Dapper I Substitute Memorandum, (y) Dapper II and Discount shall execute, deliver and record the Dapper II Substitute Memorandum and (z) Dapper III and Discount shall execute, deliver and record the Dapper III Substitute Memorandum;

                  (vi) (x) Dapper I shall record partial releases of the Dapper I Memorandum in the counties in which the Dapper I Replaced Properties are located, (y) Dapper II shall record partial releases of the Dapper II Memorandum in the counties in which the Dapper II Replaced Properties are located, and (z) Dapper III shall record partial releases of the Dapper III Memorandum in the counties in which the Dapper III Replaced Properties are located;

                  (vii) (x) Dapper I, Remainderman I, FFC and Discount shall execute, deliver and record the Dapper I Substitute Acknowledgement,
         (y) Dapper II, Remainderman II, FFC and Discount shall execute, deliver and record the Dapper II Substitute Acknowledgement, and (z) Dapper III, Remainderman III, FFC and Discount shall execute, deliver and record the Dapper III Substitute Acknowledgement;

                  (viii) (x) Dapper I, Remainderman I, FFC and Discount shall record partial releases of the Dapper I Acknowledgement in the counties in which the Dapper I Replaced Properties are located, (y) Dapper II, Remainderman II, FFC and Discount shall record partial releases of the Dapper II Acknowledgement in the counties in which the Dapper II Replaced Properties are located, and (z) Dapper III, Remainderman III, FFC and Discount shall record partial releases of the Dapper III Acknowledgement in the counties in which the Dapper III Replaced Properties are located;

                  (ix) (x) Dapper I, Remainderman I and Discount, as applicable, shall execute and deliver the Dapper I Substitute Tripartite Agreements and the Dapper I Substitute Option Agreements, (y) Dapper II, Remainderman II and Discount, as applicable, shall execute and deliver the Dapper II Substitute Tripartite Agreements and the Dapper II Substitute Option Agreements, and (z) Dapper III, Remainderman III and Discount, as applicable, shall execute and deliver the Dapper III Substitute Tripartite Agreements and the Dapper III Substitute Option Agreements; and

                  (x) Advance will execute and deliver to (x) Dapper I the Dapper I Guaranty, (y) Dapper II the Dapper II Guaranty, and (z) Dapper III the Dapper III Guaranty.

         4. Consent. Subject to the execution and delivery of this Agreement, each of the amendments to Master Lease and each of the Guaranties, each of FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III consent to the consummation of the Acquisition. Subject to the satisfaction of the terms and conditions of this Agreement FFC and Wamu consent to the consummation of the Transaction, and FFC and Wamu shall evidence such consent in writing as of the Closing Date upon the request of Dapper I, Dapper II and/or Dapper III.

         5. Amendments. From and after the Closing:

                  (i) the Replaced Properties shall no longer be included within the meaning of the term "Premises" and "Properties" as defined and used in the Loan Agreements, the other Loan Documents, the Master Leases and the other Sale-Leaseback Documents, as applicable; provided, however, such amendment shall not limit any liability or obligation of (x) Discount which has accrued prior to the Closing Date with respect to the Replaced Properties under any provision of the Master Leases and/or the other Sale-Leaseback Documents, including, without limitation, any indemnification and/or hold harmless provisions; and (y) Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III which has accrued prior to the Closing Date with respect to the Replaced Properties under any provision of the Loan Agreements, the other Loan Documents, the Master Leases and the other Sale-Leaseback Documents;

                  (ii) (x) the Dapper I Substitute Properties shall be included within the meaning of the term "Premises" and "Properties" as defined and used in the Dapper I Loan Agreement, the other Dapper I Loan Documents (other than the Dapper I Mortgages), the Dapper I Master Lease and the other Dapper I Sale-Leaseback Documents, as applicable;
         (y) the Dapper II Substitute Properties shall be included within the meaning of the term "Premises" and "Properties" as defined and used in the Dapper II Loan Agreement, the other Dapper II Loan Documents (other than the Dapper II Mortgages), the Dapper II Master Lease and the other Dapper II Sale-Leaseback Documents, as applicable; and (z) the Dapper III Substitute Properties shall be included within the meaning of the term "Premises" and "Properties" as defined and used in the Dapper III Loan Agreement, the other Dapper III Loan Documents (other than the Dapper III Mortgages), the Dapper III Master Lease and the other Dapper III Sale-Leaseback Documents, as applicable;

                  (iii) (x) the Dapper I Substitute Mortgages shall be included within the meaning of the term "Mortgages" as defined and used in the Dapper I Loan Agreement, the other Dapper I Loan Documents (other than the Dapper I Mortgages), the Dapper I Master Lease and the other Dapper I Sale-Leaseback Documents, as applicable; (y) the Dapper II Substitute Mortgages shall be included within the meaning of the term "Mortgages" as defined and used in the Dapper II Loan Agreement, the other Dapper II Loan Documents (other than the Dapper II Mortgages), the Dapper II Master Lease and the other Dapper II Sale-Leaseback Documents, as applicable; and (z) the Dapper III Substitute Mortgages shall be included within the meaning of the term "Mortgages" as defined and used in the Dapper III Loan Agreement, the other Dapper III Loan Documents (other than the Dapper III Mortgages), the Dapper III Master Lease and the other Dapper III Sale-Leaseback Documents, as applicable;

                  (iv) (x) the Dapper I Substitute UCC-1 Financing Statements shall be included within the meaning of the term "UCC-1 Financing Statements" as defined and used in the Dapper I Loan Agreement, the other Dapper I Loan Documents, the Dapper I Master Lease and the other Dapper I Sale-Leaseback Documents, as applicable; (y) the Dapper II Substitute UCC-1 Financing Statements shall be included within the meaning of the term "UCC-1 Financing Statements" as defined and used in the Dapper II Loan Agreement, the other Dapper II Loan Documents, the Dapper II Master Lease and the other Dapper II Sale-Leaseback Documents, as applicable; and (z) the Dapper III Substitute UCC-1

         Financing Statements shall be included within the meaning of the term "UCC-1 Financing Statements" as defined and used in the Dapper III Loan Agreement, the other Dapper III Loan Documents, the Dapper III Master Lease and the other Dapper III Sale-Leaseback Documents, as applicable;

                  (v) (x) the Dapper I Substitute Memorandum shall be included within the meaning of the term "Memorandum" as defined and used in the Dapper I Loan Agreement, the other Dapper I Loan Document, the Dapper I Master Lease and the other Dapper I Sale-Leaseback Documents, as applicable; (y) the Dapper II Substitute Memorandum shall be included within the meaning of the term "Memorandum" as defined and used in the Dapper II Loan Agreement, the other Dapper II Loan Documents, the Dapper II Master Lease and the other Dapper II Sale-Leaseback Documents, as applicable; and (z) the Dapper III Substitute Memorandum shall be included within the meaning of the term "Memorandum" as defined and used in the Dapper III Loan Agreement, the other Dapper III Loan Documents, the Dapper III Master Lease and the other Dapper III Sale-Leaseback Documents, as applicable;

                  (vi) the Replaced Properties shall no longer be included within the Aggregate Fixed Charge Coverage Ratio requirement set forth in the Loan Agreements and the Master Leases;

                  (vii) (x) the Dapper I Substitute Properties shall be included within the Aggregate Fixed Charge Coverage Ratio requirement set forth in the Dapper I Loan Agreement and the Dapper I Master Lease; (y) the Dapper II Substitute Properties shall be included within the Aggregate Fixed Charge Coverage Ratio requirement set forth in the Dapper II Loan Agreement and the Dapper II Master Lease; and (z) the Dapper III Substitute Properties shall be included within the Aggregate Fixed Charge Coverage Ratio requirement set forth in the Dapper III Loan Agreement and the Dapper III Master Lease;

                  (viii) this Agreement and the Transaction Documents executed by the applicable parties to this Agreement with respect to the Substitute Properties shall be included within the meaning of the term "Loan Documents" and "Sale-Leaseback Documents" as defined and used in the Loan Agreements, the other Loan Documents and the Master Leases, as applicable; and

                  (ix) the substitutions effected pursuant to the Transaction shall not count against Discount's rights of Uneconomic Substitution (as defined in the Master Leases) as provided in Section 57.A. of the Master Leases and thus the number of Properties (as defined in the Master Leases) for which Discount may do an Uneconomic Substitution as provided in such section of the Master Leases which may still be effected thereunder shall not be affected by this Transaction.

         6. Closing. A. The Transaction shall be closed (the "Closing") within 60 days following the satisfaction of all of the terms and conditions contained in this Agreement, but in no event shall the date of the Closing be extended beyond January 31, 2002 unless such extension shall be approved by FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III, such approval not to be unreasonably withheld (the date on which the Closing shall occur is referred to herein as the "Closing Date").

         B. Without limiting Discount's obligation to pay all costs and expenses associated with a substitution as set forth in Section 21.B. of the Master Leases, all costs of the transactions contemplated by this Agreement shall be borne by Discount and Advance, including, without limitation, the reasonable cost of title insurance and endorsements, reasonable survey charges, environmental insurance charges, the attorneys' fees of Discount and Advance, the reasonable attorneys' fees and expenses of FFC, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III, the costs associated with qualifying Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III in the applicable states, mortgage taxes, transfer fees and taxes, escrow fees, recording fees and any taxes, including income taxes and/or capital gains taxes, if any, imposed on Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III with respect to the Transaction. All real and personal property and other applicable taxes and assessments and other charges relating to the Replaced Properties and the Substitute Properties which are due and payable on or prior to the Closing Date as well as taxes and assessments due and payable subsequent to the Closing Date but which Lawyers Title Insurance Corporation ("Title Company") requires to be paid at Closing as a condition to the issuance of the title insurance policies described in Section 12.C, shall be paid by Discount at or prior to the Closing. In addition to the foregoing, from and after the Closing, Discount shall pay any and all ongoing fees, taxes, charges, costs and expenses, on an after tax basis, associated with Dapper I, Dapper II, Dapper III, Remainder I, Remainder II and Remainder III owning properties in states where such entities did not previously own property, including, without limitation, state and local transfer taxes associated with the sale of such properties by Dapper I, Dapper II, Dapper III, Remainder I, Remainder II and/or Remainder III, costs and expenses associated with qualifying such entities in such states and continuing to keep such entities qualified and in good standing in such states, any and all of such entities franchise taxes, income, excise, sales and/or use taxes, if any, business and/or business privilege taxes, if any, and any taxes, fees or charges of a similar nature, provided, however, with respect to the payment by Discount of the entities' franchise taxes, income, business and/or business privilege taxes and other taxes of a similar nature, the amount Discount is required to pay in respect of such taxes shall be reduced by the amount of taxes in the aggregate the entities would otherwise have been obligated to pay under the terms and conditions of the Master Leases with respect to the Replaced Properties had the substitution not occurred. Without limiting any of the obligations of Discount under the Sale-Leaseback Documents, Discount shall be responsible for the payment of all obligations accruing under the Master Leases with respect to the Replaced Properties and the Substitute Properties prior to the Closing. The Transaction Documents (with the exception of this Agreement) shall be dated as of the Closing Date.

         FFC has ordered a title insurance commitment for each of the Substitute Properties from Title Company. Discount, Advance, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, FFC and Wamu hereby employ Title Company to act as escrow agent in connection with the Transaction. Prior to the Closing Date, the parties hereto shall deposit with Title Company all documents and moneys necessary to comply with their obligations under this Agreement. Title Company shall not cause the transaction to close unless and until it has received written instructions from the parties to do so. The parties will deliver to

Title Company all documents, pay to Title Company all sums and do or cause to be done all other things necessary or required by this Agreement, in the reasonable judgment of Title Company, to enable Title Company to comply herewith and to enable any title insurance policy provided for herein to be issued. Title Company is authorized to pay, from any funds held by it for the respective credit of any of the parties, all amounts necessary to procure the delivery of such documents and to pay, on behalf of any of the parties, all charges and obligations payable by them, respectively. Discount will pay all charges payable by it to Title Company. Title Company is authorized, in the event any conflicting demand is made upon it concerning these instructions or the escrow, at its election, to hold any documents and/or funds deposited hereunder until an action shall be brought in a court of competent jurisdiction to determine the rights of the parties or to interplead such documents and/or funds in an action brought in any such court. Deposit by Title Company of such documents and funds, after deducting therefrom its reasonable charges and its reasonable expenses and reasonable attorneys' fees incurred in connection with any such court action, shall relieve Title Company of all further liability and responsibility for such documents and funds. Title Company's receipt of this Agreement and opening of an escrow pursuant to this Agreement shall be deemed to constitute conclusive evidence of Title Company's agreement to be bound by the terms and conditions of this Agreement pertaining to Title Company. Disbursement of any funds shall be made by check, certified check or wire transfer, as directed by FFC. Title Company shall be under no obligation to disburse any funds represented by check or draft, and no check or draft shall be payment to Title Company in compliance with any of the requirements hereof, until it is advised by the bank in which such check or draft is deposited that such check or draft has been honored. The employment of Title Company as escrow agent shall not affect any rights of subrogation under the terms of any title insurance policy issued pursuant to the provisions thereof.

         7. Representations and Warranties of FFC and Wamu. The representations and warranties of FFC and Wamu contained in this Section are being made by each of FFC and Wamu as of the date of this Agreement to induce Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance to enter into this Agreement and consummate the transactions contemplated herein, and Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance have relied, and will continue to rely, upon such representations and warranties from and after the execution of this Agreement. Each of FFC and Wamu represents and warrants to Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance as follows:

                  A. Organization of FFC and Wamu. Each of FFC and Wamu has been duly formed, is validly existing and has taken all necessary action to authorize the execution, delivery and performance by FFC and Wamu of this Agreement.

                  B. Authority of FFC and Wamu. The person who has executed this Agreement on behalf of FFC is duly authorized so to do. FFC has the authority to execute this Agreement on behalf of Wamu in accordance with the terms and conditions of the Servicing Agreement.

                  C. Enforceability. Upon execution by FFC and Wamu, this Agreement shall constitute the legal, valid and binding obligation of FFC and Wamu, enforceable against

         FFC and Wamu in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization, moratorium and other laws affecting the rights of creditors generally and subject to the exercise of judicial discretion in accordance with general principles of equity.

                  D. Absence of Breaches or Defaults. No "Event of Default" has occurred and is continuing under the Loan Documents.

         All representations and warranties of FFC and Wamu made in this Agreement are being made as of the date of this Agreement and such representations and warranties shall survive the Closing.

         8. Representations and Warranties of Discount and Advance. The respective representations and warranties of Discount and Advance contained in this Section are being made as of the date of this Agreement and the Closing Date to induce Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, FFC and Wamu to enter into this Agreement and consummate the transactions contemplated herein, and Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, FFC and Wamu have relied, and will continue to rely, upon such representations and warranties from and after the execution of this Agreement and the Closing. Each of Discount and Advance represents and warrants to Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, FFC and Wamu as follows:

                  A. Organization and Authority. (i) Each of Discount and Advance is a duly organized or formed corporation, validly existing and of active status under the laws of its state of incorporation, and qualified to do business in (a) each of the respective states in which the Substitute Properties provided by the respective party are located and (b) any other state where such qualification is required except where the failure to be so qualified would not have a material adverse effect on Discount or Advance, as the case may be. All necessary corporate action has been taken to authorize the execution, delivery and performance of this Agreement and of the other documents, instruments and agreements provided for herein.

                  (ii) Neither Discount nor Advance is a "foreign corporation", "foreign partnership", "foreign trust", "foreign limited liability company" or "foreign estate" as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder.

                  (iii) The persons who have executed this Agreement on behalf of Discount and Advance are duly authorized so to do.

                  B. Enforceability of Documents. Upon execution by Discount and Advance, this Agreement and the other Transaction Documents shall constitute the legal, valid and binding obligations of Discount and Advance, as applicable, enforceable against Discount and Advance, as applicable, in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization, moratorium and other laws affecting the rights of creditors generally and subject to the exercise of judicial discretion in accordance with general principles of equity.

                  C. Litigation. There are no suits, actions, proceedings or investigations pending or, to the best of its knowledge, threatened against or involving Discount, Advance or any of the Substitute Properties before any Governmental Authority, including, without limitation, the Pending Actions, which might reasonably result in any material adverse change in the contemplated business, condition, worth or operations of Discount, Advance or any of the Substitute Properties.

                  D. Absence of Breaches or Defaults. Neither Discount nor Advance is in breach or default under any other document, instrument or agreement to which Discount or Advance is a party or by which Discount, Advance, any of the Substitute Properties, any of Discount's property or any of Advance's property is subject or bound, which breach or default could reasonably be expected to have a material adverse effect on Discount, Advance or any of the Substitute Properties. No "Event of Default" has occurred and is continuing under the Master Leases. The authorization, execution, delivery and performance of this Agreement and the other Transaction Documents will not result in any breach or default under any other document, instrument or agreement to which Discount or Advance is a party or by which Discount, Advance, any of the Substitute Properties, any of Discount's property or any of Advance's property is subject or bound, which breach or default could reasonably be expected to have a material adverse effect on Discount, Advance or any of the Substitute Properties. The authorization, execution, delivery and performance of this Agreement and the other Transaction Documents will not violate any applicable law, statute, regulation, rule, ordinance, code, rule or order where the effect of such violation could reasonably be expected to have a material adverse effect on Discount, Advance or any of the Substitute Properties.

                  E. Utilities. Each of the Substitute Properties are served by adequate public utilities to permit full utilization of each of the Substitute Properties for their intended purposes and all utility connection fees and use charges will have been paid in full.

                  F. Intended Use and Zoning; Compliance With Laws. Discount intends to use or to cause Advance to use each of the Substitute Properties solely for the operation of a Permitted Facility in accordance with the standards of operations then in effect on a system-wide basis, and related ingress, egress and parking, and for no other purposes. Each of the Substitute Properties is in material compliance with all applicable zoning requirements and the current officers of Discount and Advance have not received any written notice that the use of any of the Substitute Properties as a Permitted Facility constitutes a nonconforming use under applicable zoning requirements. Each of the Substitute Properties complies in all material respects with all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders and approvals of any governmental agencies, departments, commissions, bureaus, boards or instrumentalities of the United States, the states in which the Substitute Properties are located and all political subdivisions thereof, including, without limitation, all health, building, fire, safety and other codes, ordinances and requirements, all applicable standards of the

         National Board of Fire Underwriters and the Americans With Disabilities Act of 1990, and all policies or rules of common law, in each case, as amended, and any judicial or administrative interpretation thereof, including any judicial order, consent, decree or judgment applicable to Discount or Advance.

                  G. Area Development; Wetlands. No condemnation or eminent domain proceedings affecting any of the Substitute Properties have been commenced or, to the knowledge of the officers of Discount and Advance, are contemplated. To the knowledge of the officers of Discount and Advance, the area where any of the Substitute Properties is located has not been declared blighted by any Governmental Authority. Except as may be shown on the surveys for the Substitute Properties delivered by or on behalf of Discount or Advance to FFC, each of the Substitute Properties and, to the knowledge of Discount's or Advance's officers, the real property bordering any of the Substitute Properties is not designated by any Governmental Authority as wetlands.

                  H. Licenses and Permits; Access. Prior to the Closing Date, Discount or Advance, as applicable, shall have all required licenses and permits, both governmental and private, to use and operate each of the Substitute Properties in the intended manner. There are adequate rights of access either directly or through an easement, to public roads and ways available to each of the Substitute Properties to permit full utilization of each of the Substitute Properties for its intended purpose and all such public roads and ways have been completed and dedicated to public use.

                  I. Condition of Properties. Each of the Substitute Properties are of good workmanship and materials, fully equipped and operational, in good condition and repair, free from structural defects, clean, orderly and sanitary, safe, well lit, attractive and well maintained.

                  J. Environmental. Discount or Advance, as applicable, is fully familiar with the present use of each of the Substitute Properties. To the knowledge of the officers of Discount and Advance, no Hazardous Materials have been used, handled, manufactured, generated, produced, stored, treated, processed, transferred or disposed of at or on any of the Substitute Properties, except in De Minimis Amounts or in material compliance with all applicable Environmental Laws, and no Release or Threatened Release has occurred at or on any of the Substitute Properties except such as have been remedied in compliance with all applicable Environmental Laws. To the knowledge of the officers of Discount and Advance, the activities, operations and business undertaken on, at or about each of the Substitute Properties, including, but not limited to, any past or ongoing alterations or improvements at each of the Substitute Properties, are and have been at all times, in material compliance with all Environmental Laws. To the knowledge of the officers of Discount and Advance, no further action is required to remedy any Environmental Condition directly impacting any of the Substitute Properties or violation of, or to be in compliance in all material respects with, any Environmental Laws, and no lien has been imposed on any of the Substitute Properties by any Governmental Authority in connection with any Environmental Condition, the violation or threatened violation of any Environmental Laws or the presence of any Hazardous Materials on or off any of the Substitute Properties.

                  To the knowledge of the officers of Discount and Advance, there is no pending or threatened litigation or proceeding before any Governmental Authority in which any person or entity alleges the violation or threatened violation of any Environmental Laws on or at any of the Substitute Properties or the Release, Threatened Release or placement on or at any of the Substitute Properties of any Hazardous Materials, or of any facts which would give rise to any such action, nor has Discount or Advance (a) received any notice (and the officers of Discount and Advance have no actual knowledge) that any Governmental Authority or any employee or agent thereof has determined, threatens to determine or requires an investigation to determine that there has been a violation of any Environmental Laws at, on or in connection with any of the Substitute Properties or that there exists a Release, Threatened Release or placement of any Hazardous Materials on or at any of the Substitute Properties, or the use, handling, manufacturing, generation, production, storage, treatment, processing, transportation or disposal of any Hazardous Materials at or on any of the Substitute Properties other than such as are in material compliance with all applicable Environmental Laws or have been remedied in compliance with all applicable Environmental Laws; (b) received any notice under the citizen suit provision of any Environmental Law in connection with any of the Substitute Properties or any facilities, operations or activities conducted thereon, or any business conducted in connection therewith; or (c) received any request for inspection, request for information, notice, demand, administrative inquiry or any formal or informal complaint or claim with respect to or in connection with the violation or threatened violation of any Environmental Laws or existence of Hazardous Materials relating to any of the Substitute Properties or any facilities, operations or activities conducted thereon or any business conducted in connection therewith.

                  To the knowledge of the officers of Discount and Advance, the information and disclosures in the Questionnaires are true, correct and complete in all material respects. FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III and Environmental Insurer may rely on such information and disclosures, and the person or persons executing the Questionnaires were duly authorized to do so.

                  K. Title to Properties. Fee title to each of the Substitute Properties is vested in either Discount or Advance, free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions.

                  L. No Other Agreements and Options. Except as otherwise disclosed in the title commitment or commitments with respect to the Substitute Properties, none of Discount, Advance or, to the knowledge of the officers of Discount and Advance, any of the Substitute Properties is subject to any commitment, obligation, or agreement, including, without limitation, any right of first refusal, option to purchase or lease granted to a third party, which could or would prevent Discount or Advance from completing or impair Discount's or Advance's ability to complete the sale of any of the Substitute Properties under this Agreement or which would bind FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III subsequent to consummation of the transaction contemplated by this Agreement.

                  M. No Mechanics' Liens. There are no outstanding accounts payable, mechanics' liens, or rights to claim a mechanics' lien in favor of any materialman, laborer, or any other person or entity in connection with labor or materials furnished to or performed on any portion of any of the Substitute Properties that will not have been fully paid for on or before the Closing Date; no work has been performed or is in progress nor have materials been supplied to any of the Substitute Properties or agreements entered into for work to be performed or materials to be supplied to any of the Substitute Properties prior to the date hereof, which will not have been fully paid for before the date the same becomes delinquent; Discount shall be responsible for any and all claims for mechanics' liens and accounts payable that have arisen or may subsequently arise due to agreements entered into for and/or any work performed on, or materials supplied to any of the Substitute Properties prior to the Closing Date; Discount shall and does hereby agree to defend, indemnify and forever hold the Indemnified Parties harmless for, from and against any and all such mechanics' lien claims, accounts payable or other commitments relating to any of the Substitute Properties due to contracts or arrangements initiated by Discount, Advance or their agents.

                  N. Restatement of Representations, Warranties and Covenants. Discount hereby reaffirms and restates in their entirety as of the date hereof and as of Closing (except for representations and warranties made with respect to a date certain) hereunder all of the representations, warranties and covenants of Discount set forth in the Sale-Leaseback Documents, as modified and amended by this Agreement. All such representations and warranties shall be and will remain true and complete as of, and all such covenants shall continue in effect subsequent to, Closing as if made and restated in full as of such time and shall survive Closing.

         All representations and warranties of Discount and Advance made in this
Section 8 shall survive the Closing. Each of Discount and Advance acknowledges and agrees that Environmental Insurer may rely on the environmental representations and warranties set forth in the preceding subsection J, that Environmental Insurer is an intended third-party beneficiary of such representations and warranties and that Environmental Insurer shall have all rights and remedies available at law or in equity as a result of a breach of such representations and warranties, including, to the extent applicable, the right of subrogation.

         9. Representations and Warranties of Dapper I. The representations and warranties of Dapper I contained in this Section are being made by Dapper I as of the date of this Agreement and the Closing Date to induce FFC, Wamu, Discount and Advance to enter into this Agreement and consummate the transactions contemplated herein, and FFC, Wamu, Discount and Advance have relied, and will continue to rely, upon such representations and warranties from and after the execution of this Agreement and the Closing. Dapper I represents and warrants to FFC, Wamu, Discount and Advance as follows:

                  A. Organization and Authority. (i) Dapper I is duly formed, validly existing and in good standing under the laws of its state of formation, and is qualified as a foreign limited liability company to do business in any jurisdiction where such qualification is required. All necessary limited liability company action has been taken to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

                  (ii) The person who has executed this Agreement on behalf of Dapper I is duly authorized so to do.

                  (iii) No "Event of Default" has occurred and is continuing under the Dapper I Master Lease or the Dapper I Loan Documents.

                  B. Enforceability of Documents. Upon execution by Dapper I, this Agreement and the other Transaction Documents to which it is a party shall constitute the legal, valid and binding obligations of Dapper I, enforceable against Dapper I in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization, moratorium and other laws affecting the rights of creditors generally and subject to the exercise of judicial discretion in accordance with general principles of equity.

                  C. Litigation. There are no suits, actions, proceedings or investigations pending or, to the best of Dapper I's knowledge, threatened against or involving Dapper before any arbitrator or Governmental Authority which might reasonably result in any material adverse change in the contemplated business, condition, worth or operations of Dapper I.

                  D. Title to Premises; First Priority Lien. Upon Closing, Dapper I shall have an estate for years in the land comprising the Dapper I Substitute Properties and fee title to the improvements on such land, all free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions. Upon Closing, FFC shall have a first priority lien upon and security interest in each of the Dapper I Substitute Properties pursuant to the Dapper I Substitute Mortgages and the Dapper I Substitute UCC-1 Financing Statements. Upon Closing, Advance shall receive fee title to the Dapper I Replaced Properties, all free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions.

                  E. No Other Agreements and Options. Other than as contained in the Dapper I Master Lease and the other Sale-Leaseback Documents, Dapper I is not subject to any commitment, obligation, or agreement, including, without limitation, any right of first refusal, option to purchase or lease granted to a third party, which could or would prevent or hinder Dapper I from fulfilling its obligations under this Agreement or the other Transaction Documents.

         All representations and warranties of Dapper I made in this Agreement shall survive the Closing.

         10. Representations and Warranties of Remainderman I. The representations and warranties of Remainderman I contained in this Section are being made by Remainderman I as of the date of this Agreement and the Closing Date to induce FFC, Wamu, Discount and Advance to enter into this Agreement and consummate the transactions contemplated herein, and FFC, Wamu, Discount and Advance have relied, and will continue to rely, upon such representations and warranties from and after the execution of this Agreement and the Closing. Remainderman I represents and warrants to FFC, Wamu, Discount and Advance as follows:

                  A. Organization and Authority. (i) Remainderman I is duly formed, validly existing and in good standing under the laws of its state of formation, and is qualified as a foreign limited liability company to do business in any jurisdiction where such qualification is required. All necessary limited liability company action has been taken to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

                  (ii) The person who has executed this Agreement on behalf of Remainderman I is duly authorized so to do.

                  B. Enforceability of Documents. Upon execution by Remainderman I, this Agreement and the other Transaction Documents to which it is a party shall constitute the legal, valid and binding obligations of Remainderman I, enforceable against Remainderman I in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization, moratorium and other laws affecting the rights of creditors generally and subject to the exercise of judicial discretion in accordance with general principles of equity.

                  C. Litigation. There are no suits, actions, proceedings or investigations pending or, to the best of Remainderman I's knowledge, threatened against or involving Remainderman I before any arbitrator or Governmental Authority which might reasonably result in any material adverse change in the contemplated business, condition, worth or operations of Remainderman I.

                  D. Title to Premises; First Priority Lien. Upon Closing, Remainderman I shall have a remainder interest in the land comprising the Dapper I Substitute Properties, all free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions. Upon Closing, FFC shall have a first priority lien upon and security interest in each of the Dapper I Substitute Properties pursuant to the Dapper I Substitute Mortgages and the Dapper I Substitute UCC-1 Financing Statements. Upon Closing, Advance shall receive fee title to the Dapper I Replaced Properties, all free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions.

                  E. No Other Agreements and Options. Other than as contained in the Dapper I Master Lease and the other Sale-Leaseback Documents, Remainderman I is not subject to any commitment, obligation, or agreement, including, without limitation, any right of first refusal, option to purchase or lease granted to a third party, which could or would prevent or hinder Remainderman I from fulfilling its obligations under this Agreement or the other Transaction Documents.

         All representations and warranties of Remainderman I made in this Agreement shall survive the Closing.

         11. Representations and Warranties of Dapper II. The representations and warranties of Dapper II contained in this Section are being made by Dapper II as of the date of this Agreement and the Closing Date to induce FFC, Wamu, Discount and Advance to enter into this Agreement and consummate the transactions contemplated herein, and FFC, Wamu, Discount and Advance have relied, and will continue to rely, upon such representations and warranties from and after the execution of this Agreement and the Closing. Dapper II represents and warrants to FFC, Wamu, Discount and Advance as follows:

                  A. Organization and Authority. (i) Dapper II is duly formed, validly existing and in good standing under the laws of its state of formation, and is qualified as a foreign limited liability company to do business in any jurisdiction where such qualification is required. All necessary limited liability company action has been taken to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

                  (ii) The person who has executed this Agreement on behalf of Dapper II is duly authorized so to do.

                  (iii) No "Event of Default" has occurred and is continuing under the Dapper II Master Lease or the Dapper II Loan Documents.

                  B. Enforceability of Documents. Upon execution by Dapper II, this Agreement and the other Transaction Documents to which it is a party shall constitute the legal, valid and binding obligations of Dapper II, enforceable against Dapper II in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization, moratorium and other laws affecting the rights of creditors generally and subject to the exercise of judicial discretion in accordance with general principles of equity.

                  C. Litigation. There are no suits, actions, proceedings or investigations pending or, to the best of Dapper II's knowledge, threatened against or involving Dapper II before any arbitrator or Governmental Authority which might reasonably result in any material adverse change in the contemplated business, condition, worth or operations of Dapper II.

                  D. Title to Premises; First Priority Lien. Upon Closing, Dapper II shall have an estate for years in the land comprising the Dapper II Substitute Properties and fee title to the improvements on such land, all free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions. Upon Closing, FFC shall have a first priority lien upon and security interest in each of the Dapper II Substitute Properties pursuant to the Dapper II Substitute Mortgages and the Dapper II Substitute UCC-1 Financing Statements. Upon Closing, Advance shall receive fee title to the Dapper II Replaced Properties, all free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions.

                  E. No Other Agreements and Options. Other than as contained in the Dapper II Master Lease and the other Sale-Leaseback Documents, Dapper II is not subject to any commitment, obligation, or agreement, including, without limitation, any right of first refusal, option to purchase or lease granted to a third party, which could or would prevent or hinder Dapper II from fulfilling its obligations under this Agreement or the other Transaction Documents.

         All representations and warranties of Dapper II made in this Agreement shall survive the Closing.

         12. Representations and Warranties of Remainderman II. The representations and warranties of Remainderman II contained in this Section are being made by Remainderman II as of the date of this Agreement and the Closing Date to induce FFC, Wamu, Discount and Advance to enter into this Agreement and consummate the transactions contemplated herein, and FFC, Wamu, Discount and Advance have relied, and will continue to rely, upon such representations and warranties from and after the execution of this Agreement and the Closing. Remainderman II represents and warrants to FFC, Wamu, Discount and Advance as follows:

                  A. Organization and Authority. (i) Remainderman II is duly formed, validly existing and in good standing under the laws of its state of formation, and is qualified as a foreign limited liability company to do business in any jurisdiction where such qualification is required. All necessary limited liability company action has been taken to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

                  (ii) The person who has executed this Agreement on behalf of Remainderman II is duly authorized so to do.

                  B. Enforceability of Documents. Upon execution by Remainderman II, this Agreement and the other Transaction Documents to which it is a party shall constitute the legal, valid and binding obligations of Remainderman II, enforceable against Remainderman II in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization, moratorium and other laws affecting the rights of creditors generally and subject to the exercise of judicial discretion in accordance with general principles of equity.

                  C. Litigation. There are no suits, actions, proceedings or investigations pending or, to the best of Remainderman II's knowledge, threatened against or involving Remainderman II before any arbitrator or Governmental Authority which might reasonably result in any material adverse change in the contemplated business, condition, worth or operations of Remainderman II.

                  D. Title to Premises; First Priority Lien. Upon Closing, Remainderman II shall have a remainder interest in the land comprising the Dapper II Substitute Properties, all free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions. Upon Closing, FFC shall have a first priority lien upon and security interest in each of the Dapper II Substitute Properties pursuant to the Dapper II Substitute Mortgages and the Dapper II Substitute UCC-1 Financing Statements. Upon Closing, Advance shall receive fee title to the Dapper II Replaced Properties, all free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions.

                  E. No Other Agreements and Options. Other than as contained in the Dapper II Master Lease and the other Sale-Leaseback Documents, Remainderman II is not subject to any commitment, obligation, or agreement, including, without limitation, any right of first refusal, option to purchase or lease granted to a third party, which could or would prevent or hinder Remainderman II from fulfilling its obligations under this Agreement or the other Transaction Documents.

         All representations and warranties of Remainderman II made in this Agreement shall survive the Closing.

         13. Representations and Warranties of Dapper III. The representations and warranties of Dapper III contained in this Section are being made by Dapper III as of the date of this Agreement and the Closing Date to induce FFC, Wamu, Discount and Advance to enter into this Agreement and consummate the transactions contemplated herein, and FFC, Wamu, Discount and Advance have relied, and will continue to rely, upon such representations and warranties from and after the execution of this Agreement and the Closing. Dapper III represents and warrants to FFC, Wamu, Discount and Advance as follows:

                  A. Organization and Authority. (i) Dapper III is duly formed, validly existing and in good standing under the laws of its state of formation, and is qualified as a foreign limited liability company to do business in any jurisdiction where such qualification is required. All necessary limited liability company action has been taken to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

                  (ii) The person who has executed this Agreement on behalf of Dapper III is duly authorized so to do.

                  (iii) No "Event of Default" has occurred and is continuing under the Dapper III Master Lease or the Dapper III Loan Documents.

                  B. Enforceability of Documents. Upon execution by Dapper III, this Agreement and the other Transaction Documents to which it is a party shall constitute the legal, valid and binding obligations of Dapper III, enforceable against Dapper III in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization, moratorium and other laws affecting the rights of creditors generally and subject to the exercise of judicial discretion in accordance with general principles of equity.

                  C. Litigation. There are no suits, actions, proceedings or investigations pending or, to the best of Dapper III's knowledge, threatened against or involving Dapper III before any arbitrator or Governmental Authority which might reasonably result in any material adverse change in the contemplated business, condition, worth or operations of Dapper III.

                  D. Title to Premises; First Priority Lien. Upon Closing, Dapper III shall have an estate for years in the land comprising the Dapper III Substitute Properties and fee title to the improvements on such land, all free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions. Upon Closing, Wamu shall have a first priority lien upon and security interest in each of the Dapper III Substitute Properties pursuant to the Dapper III Substitute Mortgages and the Dapper III Substitute UCC-1 Financing Statements. Upon Closing, Advance shall receive fee title to the Dapper III Replaced Properties, all free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions.

                  E. No Other Agreements and Options. Other than as contained in the Dapper III Master Lease and the other Sale-Leaseback Documents, Dapper III is not subject to any commitment, obligation, or agreement, including, without limitation, any right of first refusal, option to purchase or lease granted to a third party, which could or would prevent or hinder Dapper III from fulfilling its obligations under this Agreement or the other Transaction Documents.

         All representations and warranties of Dapper III made in this Agreement shall survive the Closing.

         14. Representations and Warranties of Remainderman III. The representations and warranties of Remainderman III contained in this Section are being made by Remainderman III as of the date of this Agreement and the Closing Date to induce FFC, Wamu, Discount and Advance to enter into this Agreement and consummate the transactions contemplated herein, and FFC, Wamu, Discount and Advance have relied, and will continue to rely, upon such representations and warranties from and after the execution of this Agreement and the Closing. Remainderman III represents and warrants to FFC, Wamu, Discount and Advance as follows:

                  A. Organization and Authority. (i) Remainderman III is duly formed, validly existing and in good standing under the laws of its state of formation, and is qualified as a foreign limited liability company to do business in any jurisdiction where such qualification is required. All necessary limited liability company action has been taken to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

                  (ii) The person who has executed this Agreement on behalf of Remainderman III is duly authorized so to do.

                  B. Enforceability of Documents. Upon execution by Remainderman III, this Agreement and the other Transaction Documents to which it is a party shall constitute the legal, valid and binding obligations of Remainderman III, enforceable against Remainderman III in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization, moratorium and other laws affecting the rights of creditors generally and subject to the exercise of judicial discretion in accordance with general principles of equity.

                  C. Litigation. There are no suits, actions, proceedings or investigations pending or, to the best of Remainderman III's knowledge, threatened against or involving Remainderman III before any arbitrator or Governmental Authority which might reasonably result in any material adverse change in the contemplated business, condition, worth or operations of Remainderman III.

                  D. Title to Premises; First Priority Lien. Upon Closing, Remainderman III shall have a remainder interest in the land comprising the Dapper III Substitute Properties, all free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions. Upon Closing, Wamu shall have a first priority lien upon and security interest in each of the Dapper III Substitute Properties pursuant to the Dapper III Substitute Mortgages and the Dapper III Substitute UCC-1 Financing Statements. Upon Closing, Advance shall receive fee title to the Dapper III Replaced Properties, all free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions.

                  E. No Other Agreements and Options. Other than as contained in the Dapper III Master Lease and the other Sale-Leaseback Documents, Remainderman III is not subject to any commitment, obligation, or agreement, including, without limitation, any right of first refusal, option to purchase or lease granted to a third party, which could or would prevent or hinder Remainderman III from fulfilling its obligations under this Agreement or the other Transaction Documents.

         All representations and warranties of Remainderman III made in this Agreement shall survive the Closing.

         15. Conditions of Closing. The obligation of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III to consummate the Transaction, and the obligation of FFC and Wamu to consent to and/or consummate the Transaction, as applicable, is subject to the fulfillment or waiver of each of the following conditions:

                  A. Title. (i) A remainder interest in the land comprising the Dapper I Substitute Properties shall be vested in Remainderman I and Dapper I shall have an estate for years therein and fee title to the improvements on the Dapper I Substitute Properties, all free of all liens, encumbrances, restrictions, encroachments and easements, except the Permitted Exceptions and the liens created by the Dapper I Substitute Mortgages and the Dapper I Substitute UCC-1 Financing Statements; (ii) a remainder interest in the land comprising the Dapper II Substitute Properties shall be vested in Remainderman II and Dapper II shall have an estate for years therein and fee title to the improvements on the Dapper II Substitute Properties, all free of all liens, encumbrances, restrictions, encroachments and easements, except the Permitted Exceptions and the liens created by the Dapper II Substitute Mortgages and the Dapper II Substitute UCC-1 Financing Statements; and (iii) a remainder interest in the land comprising the Dapper III Substitute Properties shall be vested in Remainderman III and Dapper III shall have an estate for years therein and fee title to the improvements on the Dapper III Substitute Properties, all free of all liens, encumbrances, restrictions, encroachments and easements, except the Permitted Exceptions and the liens created by the Dapper III Substitute Mortgages and the Dapper III Substitute

         UCC-1 Financing Statements. Upon Closing, FFC will obtain a valid and perfected first priority lien upon and security interest in the Dapper I Substitute Properties and the Dapper II Substitute Properties and Wamu shall obtain a valid and perfected first priority lien upon and security interest in the Dapper III Substitute Properties.

                  B. Condition of Properties. The Substitute Properties shall be in good condition and repair and FFC, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III shall have inspected and approved the Substitute Properties.

                  C. Evidence of Title. (i) FFC shall have received for each of the Dapper I Substitute Properties a preliminary title report and irrevocable commitment to insure title in the original principal amount of the corresponding Dapper I Notes by means of a mortgagee's ALTA extended coverage policy of title insurance (or its equivalent, in the event such form is not issued in any jurisdiction where the Dapper I Substitute Properties are located) issued by Title Company showing a good and marketable remainder interest in the land comprising the Dapper I Substitute Properties in Remainderman I and an estate for years therein and fee title in the improvements on the Dapper I Substitute Properties in Dapper I, committing to insure FFC's first priority lien upon and security interest in the Dapper I Substitute Properties subject only to Permitted Exceptions, and containing such endorsements as FFC may reasonably require. Dapper I and Remainderman I shall have received for each of the Dapper I Substitute Properties a preliminary title report and irrevocable commitment to insure title in the amounts set forth on the title commitments for the corresponding Dapper I Replaced Properties by means of an owner's ALTA extended coverage policy of title insurance (or its equivalent, in the event such form is not issued in any jurisdiction where any of the Dapper I Substitute Properties are located) issued by Title Company showing a good and marketable remainder interest in the land comprising the Dapper I Substitute Properties in Remainderman I and an estate for years therein and fee title in the improvements on the Dapper I Substitute Properties in Dapper I, committing to insure such interests in the Dapper I Substitute Properties subject only to Permitted Exceptions, and containing such endorsements as Dapper I and Remainderman I may reasonably require.

                  (ii) FFC shall have received for each of the Dapper II Substitute Properties a preliminary title report and irrevocable commitment to insure title in the original principal amount of the corresponding Dapper II Notes by means of a mortgagee's ALTA extended coverage policy of title insurance (or its equivalent, in the event such form is not issued in any jurisdiction where the Dapper II Substitute Properties are located) issued by Title Company showing a good and marketable remainder interest in the land comprising the Dapper II Substitute Properties in Remainderman II and an estate for years therein and fee title in the improvements on the Dapper II Substitute Properties in Dapper II, committing to insure FFC's first priority lien upon and security interest in the Dapper II Substitute Properties subject only to Permitted Exceptions, and containing such endorsements as FFC may reasonably require. Dapper II and Remainderman II shall have received for each of the Dapper II Substitute Properties a preliminary title report and irrevocable commitment to insure title in the amounts set forth on the title commitments for the corresponding Dapper II Replaced Properties by means of an owner's ALTA extended coverage policy of title insurance (or its equivalent, in the event such form is not issued in any jurisdiction where any of the Dapper II Substitute Properties are located) issued by Title Company showing a good and marketable remainder interest in the land comprising the Dapper II Substitute Properties in Remainderman II and an estate for years therein and fee title in the improvements on the Dapper II Substitute Properties in Dapper II, committing to insure such interests in the Dapper II Substitute Properties subject only to Permitted Exceptions, and containing such endorsements as Dapper II and Remainderman II may reasonably require.

                  (iii) Wamu shall have received for each of the Dapper III Substitute Properties a preliminary title report and irrevocable commitment to insure title in the original principal amount of the corresponding Dapper III Notes by means of a mortgagee's ALTA extended coverage policy of title insurance (or its equivalent, in the event such form is not issued in any jurisdiction where the Dapper III Substitute Properties are located) issued by Title Company showing a good and marketable remainder interest in the land comprising the Dapper III Substitute Properties in Remainderman III and an estate for years therein and fee title in the improvements on the Dapper III Substitute Properties in Dapper III, committing to insure Wamu's first priority lien upon and security interest in the Dapper III Substitute Properties subject only to Permitted Exceptions, and containing such endorsements as Wamu may reasonably require. Dapper III and Remainderman III shall have received for each of the Dapper III Substitute Properties a preliminary title report and irrevocable commitment to insure title in the amounts set forth on the title commitments for the corresponding Dapper III Replaced Properties by means of an owner's ALTA extended coverage policy of title insurance (or its equivalent, in the event such form is not issued in any jurisdiction where any of the Dapper III Substitute Properties are located) issued by Title Company showing a good and marketable remainder interest in the land comprising the Dapper III Substitute Properties in Remainderman III and an estate for years therein and fee title in the improvements on the Dapper III Substitute Properties in Dapper III, committing to insure such interests in the Dapper III Substitute Properties subject only to Permitted Exceptions, and containing such endorsements as Dapper III and Remainderman III may reasonably require.

                  D. Environmental. FFC, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III shall have received an endorsement to the Dapper I Environmental Policies including the Dapper I Substitute Properties within the coverage of such Dapper I Environmental Policies, and an endorsement to the Dapper II Environmental Policies including the Dapper II Substitute Properties within the coverage of such Dapper II Environmental Policies. Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III shall have received an endorsement to the Dapper III Environmental Policies including the Dapper III Substitute Properties within the coverage of such Dapper III Environmental Policies.

                  E. Residual Value Policy. FFC shall have received the consent of Residual Value Insurer to the substitution of the Substitute Properties for the Replaced Properties.

                  F. Compliance With Obligations. All obligations of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance under this Agreement shall have been fully performed and complied with, and no event shall have occurred or condition shall exist which would, upon the Closing
Date, or, upon the giving of notice and/or passage of time, constitute a breach or default hereunder or under the Transaction Documents, the Loan Documents or the Sale-Leaseback Documents and no event shall have occurred or condition shall exist or information shall have been disclosed by Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance or discovered by FFC which has had or would have a material adverse effect on any of the Substitute Properties, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance or the willingness of FFC to consummate the transaction contemplated by this Agreement, as determined by FFC in its reasonable discretion.

     G. Proof of Insurance. Dapper I, Dapper II and Dapper III shall have delivered or shall have caused lessee to deliver to FFC certificates of insurance and copies of insurance policies showing that all insurance required by the Transaction Documents and providing coverage and limits reasonably satisfactory to FFC are in full force and effect.

     H. Opinion of Counsel to Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance. Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance shall have caused their respective Counsel to prepare and deliver opinions to FFC and Wamu in form and substance satisfactory to FFC and Wamu and their counsel.

     I. Rating Agency Approval. To the extent required, FFC shall have received the confirmation of the rating agencies issuing ratings in connection with any Securitization of the Loans that the consummation of the Transaction will not result in a downgrade, modification or withdrawal of any of such ratings.

     J. Representations and Warranties under the Loan Documents. All representations, warranties and covenants of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III under the Loan Documents shall be true and correct as of the Closing Date.

     K. Representations and Warranties under the Sale-Leaseback Documents. All representations, warranties and covenants of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III and Discount under the Sale-Leaseback Documents shall be true and correct as of the Closing Date.

     L. Representations and Warranties under this Agreement. All representations, warranties and covenants of FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance under this Agreement shall be true and correct as of the Closing Date, and such parties shall have delivered a certificate certifying to that effect.

     M. Guaranties. Advance shall have executed and delivered to Dapper I, Dapper II and Dapper III their respective Guaranties.

                  N. Fair Market Value; Fixed Charge Coverage Ratio. The fair market value of each Substitute Property shall be at least equal to the fair market value of the Replaced Property being replaced by such Substitute Property (which fair market value shall be determined in accordance with Section 57.B(3) of the Master Lease). The Fixed Charge Coverage Ratio for each Substitute Property for the annualized eight months immediately preceding September 8, 2001 shall be equal to or greater than the Fixed Charge Coverage Ratio for the Replaced Property being replaced by such Substitute Property for the twelve calendar months immediately preceding May 31, 2001, and Discount or Advance, as applicable, shall represent that it has no reason to believe that the Fixed Charge Coverage Ratio for each Substitute Property on a going forward basis will differ from the such Substitute Property's historical Fixed Charge Coverage Ratio.

                  O. Transaction Documents. At or prior to the Closing Date, the parties, as may be appropriate, shall execute and deliver or cause to be executed and delivered to Title Company and FFC, as may be appropriate, all documents required to be delivered by this Agreement, and such other documents, payments, instruments and certificates, as FFC may require in form acceptable to FFC, including, without limitation, the following:

                           (1) Substitute Mortgages;

                           (2) Substitute Memoranda;

                           (3) Substitute Acknowledgements;

                           (4) Substitute Option Agreements;

                           (5) Substitute Tripartite Agreements;

                           (6) Substitute UCC-1 Financing Statements;

                           (7) Proof of Insurance;

                           (8) Guaranties; and

                           (9) Opinions of Counsel to Dapper I, Remainderman I,
                  Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance.

         In addition, FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance shall execute such additional documents and/or amendments to the Sale-Leaseback Documents and the Loan Documents as may be reasonably required by FFC to evidence the Transaction, including, without limitation, to the extent applicable, deeds and amendments to the Master Leases (all substantially in the form of such documents executed and delivered as of February 27, 2001 in connection with the closing of the Loans and the execution of the Master Leases). Upon fulfillment or waiver of all of the above conditions, FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance, as applicable, shall deposit executed copies of the Termination and Release Documents with the Title Company with instructions to record or file such documents in the applicable recording and filing offices and the Transaction shall close in accordance with the terms and conditions of this Agreement.

       16. Default and Remedies. A. Each of the following shall be deemed an event of default by Dapper I and Remainderman I (each, a "Dapper I Event of Default"):

                  (i) If any representation or warranty of Dapper I or Remainderman I set forth in this Agreement or any of the Transaction Documents is false in any material respect when made, or if Dapper I or Remainderman I knowingly renders any statement or account which is false in any material respect as and when made; or

                  (ii) If Dapper I or Remainderman I fails to observe or perform any of the covenants or obligations of this Agreement to be observed or performed by Dapper I or Remainderman I.

Upon the occurrence of a Dapper I Event of Default, FFC may exercise, at its option, concurrently, successively or in any combination, all remedies available at law or in equity. If the Closing occurs, a Dapper I Event of Default under
Section 16.A.(i) above shall be a default under each of the Dapper I Loan Documents.

       B. Each of the following shall be deemed an event of default by Dapper II and Remainderman II (each, a "Dapper II Event of Default"):

                  (i) If any representation or warranty of Dapper II or Remainderman II set forth in this Agreement or any of the Transaction Documents is false in any material respect when made, or if Dapper II or Remainderman II knowingly renders any statement or account which is false in any material respect as and when made; or

                  (ii) If Dapper II or Remainderman II fails to observe or perform any of the covenants or obligations of this Agreement to be observed or performed by Dapper II or Remainderman II.

Upon the occurrence of a Dapper II Event of Default, FFC may exercise, at its option, concurrently, successively or in any combination, all remedies available at law or in equity. If the Closing occurs, a Dapper II Event of Default under
Section 16.B.(i) above shall be a default under each of the Dapper II Loan Documents.

       C. Each of the following shall be deemed an event of default by Dapper III and Remainderman III (each, a "Dapper III Event of Default"):

                  (i) If any representation or warranty of Dapper III or Remainderman III set forth in this Agreement or any of the Transaction Documents is false in any material respect when made, or if Dapper III or Remainderman III knowingly renders any statement or account which is false in any material respect as and when made; or

                  (ii) If Dapper III or Remainderman III fails to observe or perform any of the covenants or obligations of this Agreement to be observed or performed by Dapper III or Remainderman III.

Upon the occurrence of a Dapper III Event of Default, Wamu may exercise, at its option, concurrently, successively or in any combination, all remedies available at law or in equity. If the Closing occurs, a Dapper III Event of Default under
Section 16.C.(i) above shall be a default under each of the Dapper III Loan Documents.

         D. Each of the following shall be deemed an event of default by Discount and/or Advance (each, a "Discount Event of Default"):

                  (i) If any representation or warranty of Discount or Advance set forth in this Agreement or any of the Transaction Documents is false in any material respect, when made or as of the Closing Date, or if Discount or Advance knowingly renders any statement or account which is false in any material respect; or

                  (ii) If Discount or Advance fails to observe or perform any of the covenants or obligations of this Agreement to be observed or performed by Discount or Advance.

Upon the occurrence of a Discount Event of Default, each of FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III may exercise, at its option, concurrently, successively or in any combination, all remedies available at law or in equity (other than seeking punitive, consequential, indirect or special damages). If the Closing occurs, a Discount Event of Default shall be a default under each of the Sale-Leaseback Documents. If the Closing does not occur, the failure of Discount or Advance to pay the costs and expenses contemplated by Sections 6.B and 17 of this Agreement shall be a default under each of the Sale-Leaseback Documents.

         17. Indemnity. Discount and Advance jointly and severally agree to indemnify, hold harmless and defend FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III and their respective directors, officers, shareholders, employees, successors, assigns, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, servicers, mortgagees, trustees and invitees, as applicable (collectively, the "Indemnified Parties"), from and against any and all losses, costs, claims, liabilities, damages and expenses (collectively, "Losses") (including, without limitation, reasonable attorneys' fees but excluding any Losses suffered by an Indemnified Party arising out of such Indemnified Party's gross negligence or willful misconduct; provided, however, that the term "gross negligence" shall not include gross negligence imputed as a matter of law to any of the Indemnified Parties solely by reason of (i) Wamu's or FFC's security interests in the Replaced Properties and the Substitute Properties, as applicable, (ii) Wamu's or FFC's failure to act in respect of matters which are or were the obligation of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III, as applicable, under any of the Loan Documents, or (iii) the failure of Dapper I, Dapper II or Dapper III to act in respect of matters which are or were the obligation of Discount and/or Advance under any of the Sale-Leaseback Documents), arising as a result of a breach of any of the representations, warranties, covenants, agreements or conditions of Discount and/or Advance set forth in this Agreement.

         18. Miscellaneous Provisions.

         A. Notices. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Agreement shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next business day, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

                  If to Dapper I or

                    Remainderman I:         Dapper Properties I, LLC
                                            or Autopar Remainder I, LLC
                                            c/o U.S. Realty Advisors, LLC
                                            1370 Avenue of the Americas
                                            New York, New York 10019
                                            Attention:  Mr. David M. Ledy
                                                        Executive Vice President
                                            Telephone: (212) 581-4540
                                            Telecopy:  (212) 581-4950

                  With a copy to:           Proskauer Rose LLP
                                            1585 Broadway
                                            New York, NY 10036
                                            Attention:  Kenneth S. Hilton, Esq.
                                            Telephone:  (212) 969-3000
                                            Facsimile:  (212) 969-2900

                  If to Dapper II or

                    Remainderman II:        Dapper Properties II, LLC
                                            or Autopar Remainder II, LLC
                                            c/o U.S. Realty Advisors, LLC
                                            1370 Avenue of the Americas
                                            New York, New York 10019
                                            Attention: Mr. David M. Ledy
                                                       Executive Vice President
                                            Telephone: (212) 581-4540
                                            Telecopy:  (212) 581-4950

                  With a copy to:           Proskauer Rose LLP
                                            1585 Broadway
                                            New York, NY 10036
                                            Attention: Kenneth S. Hilton, Esq.
                                            Telephone: (212) 969-3000
                                            Facsimile: (212) 969-2900

            If to Dapper III or

              Remainderman III:      Dapper Properties III, LLC
                                     or Autopar Remainder III, LLC
                                     c/o U.S. Realty Advisors, LLC
                                     1370 Avenue of the Americas
                                     New York, New York 10019
                                     Attention: Mr. David M. Ledy
                                                Executive Vice President
                                     Telephone: (212) 581-4540
                                     Telecopy:  (212) 581-4950

            With a copy to:          Proskauer Rose LLP
                                     1585 Broadway
                                     New York, NY 10036
                                     Attention:   Kenneth S. Hilton, Esq.
                                     Telephone:   (212) 969-3000
                                     Facsimile:   (212) 969-2900


            If to Discount:          Discount Auto Parts, Inc.
                                     4900 Frontage Road South
                                     Lakeland, FL 33815
                                     Attention: C. Michael Moore
                                                Executive Vice President-Finance
                                     Telephone: (863) 284-2140
                                     Facsimile: (863) 284-2063

            With a  copy to:         Trenam Kemker
                                     2700 Bank of America Plaza
                                     Tampa, FL 33602
                                     Attention:   Gary I. Teblum, Esq.
                                     Telephone:   (813) 223-7474
                                     Facsimile:   (813) 229-6553

                  If to Advance:      Advance Stores Company, Incorporated
                                      5673 Airport Road
                                      Roanoke, VA 24012
                                      Attention:  General Counsel
                                      Telephone:  (540) 561-3325
                                      Telecopy:   (540) 561-1448

                  If to FFC or Wamu:  Dennis L. Ruben, Esq.
                                      Executive Vice President, General Counsel
                                      and Secretary
                                      GE Capital Franchise Finance Corporation
                                      17207 North Perimeter Drive
                                      Scottsdale, AZ  85255
                                      Telephone: (480) 585-4500
                                      Telecopy:  (480) 585-2226

     B. Real Estate Commission. Each of the parties represent and warrant to each other that they have dealt with no real estate or mortgage broker, agent, finder or other intermediary in connection with the transactions contemplated by this Agreement. Each of the parties shall defend, indemnify and hold each other harmless from and against any costs, claims or expenses, including attorneys' fees, arising out of the breach of their respective representations and warranties contained within this subsection.

     C. Waiver and Amendment. No provisions of this Agreement shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

     D. Captions. Captions are used throughout this Agreement for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

     E. Liability of FFC and Wamu. Notwithstanding anything to the contrary provided in this Agreement, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Agreement by FFC and Wamu, that (i) there shall be absolutely no personal liability on the part of any shareholder, director, officer, employee or agent of FFC, Wamu, their successors or assigns and the trustees, members, partners, shareholders, officers, directors, employees and agents of FFC, Wamu and their successors and assigns, with respect to any of the terms, covenants and conditions of this Agreement or the other Transaction Documents, as applicable, (ii) each of Discount, Advance, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III waives all claims, demands and causes of action against the shareholders, officers, directors, employees and agents of FFC, Wamu and their successors and assigns in the event of any breach by FFC or Wamu of any of the terms, covenants and conditions of this Agreement or the other Transaction Documents, as applicable, to be performed by FFC or Wamu, (iii) Discount, Advance, Dapper I, Remainderman I, Dapper II, Remainderman II,

Dapper III and Remainderman III shall look solely to the assets of FFC and Wamu for the satisfaction of each and every remedy of Discount, Advance, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III in the event of any breach by FFC or Wamu of any of the terms, covenants and conditions of this Agreement or the other Transaction Documents to be performed by FFC or Wamu, such exculpation of liability to be absolute and without any exception whatsoever, and (iv) in the event (x) any of, or all of, Discount, Advance, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III are unable or unwilling to satisfy their respective obligations under this Agreement and/or any conditions to Closing to be satisfied by them, or (y) any conditions to Closing to be satisfied by any third parties are not satisfied, each of Discount, Advance, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III waives all claims, demands and causes of action against FFC and Wamu with respect to this Agreement.

         F. Liability of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III. Notwithstanding anything to the contrary provided in this Agreement, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Agreement by Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III, that (i) there shall be absolutely no personal liability on the part of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III, their successors or assigns and the trustees, members, partners, shareholders, officers, directors, employees and agents of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III and their successors and assigns, with respect to any of the terms, covenants and conditions of this Agreement or the other Transaction Documents, as applicable,
(ii) each of Discount and Advance waives all claims, demands and causes of action against the trustees, members, partners, shareholders, officers, directors, employees and agents of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III and their successors or assigns in the event of any breach by Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III of any of the terms, covenants and conditions of this Agreement or the other Transaction Documents, as applicable, to be performed by Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III, (iii) each of Discount and Advance shall look solely to the Mortgaged Properties and the Substitute Properties for the satisfaction of each and every remedy of Discount or Advance in the event of any breach by Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III of any of the terms, covenants and conditions of this Agreement or the other Transaction Documents, as applicable, to be performed by Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III, or any other matter in connection with this Agreement, the other Transaction Documents or any of the Mortgaged Properties or Substitute Properties, such exculpation of liability to be absolute and without any exception whatsoever, provided that, with respect to (x) affirmative acts of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III which constitute gross negligence or intentional misconduct (it being understood and agreed that the acts of Discount, Advance and their respective shareholders, officers, directors, employees and agents shall not be imputed to Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III) and (y) any amounts which Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III may be responsible for under Section 15.J, Discount and Advance shall have the right to look to other assets of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III, but in no event the assets of the trustees, members, partners, shareholders, officers, directors, employees and agents of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III, and (iv) in the event (x) Discount, Advance, FFC and/or Wamu are unable or unwilling to satisfy their respective obligations under this Agreement and/or any conditions to Closing to be satisfied by them, or (y) any conditions to Closing to be satisfied by third parties are not satisfied, each of Discount, Advance, FFC and Wamu waives all claims, demands and causes of action against Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III with respect to this Agreement.

     G. Severability. The provisions of this Agreement shall be deemed severable. If any part of this Agreement shall be held unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

     H. Construction Generally. This is an agreement among parties who are experienced in sophisticated and complex matters similar to the transaction contemplated by this Agreement and is entered into by each of the parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Each of the parties was represented by legal counsel competent in advising them of their obligations and liabilities hereunder.

     I. Other Documents. Each of the parties agrees to sign such other and further documents as may be reasonably necessary to carry out the intentions expressed in this Agreement.

     J. Attorneys' Fees. In the event of any judicial or other adversarial proceeding among any of the parties concerning this Agreement, the prevailing party shall be entitled to recover all of its reasonable attorneys' fees and other reasonable costs in addition to any other relief to which it may be entitled.

     K. Entire Agreement. This Agreement and the other Transaction Documents, together with any other certificates, instruments or agreements to be delivered in connection therewith, constitute the entire agreement among the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements, written or oral, between or among the parties with respect to the subject matter of this Agreement.

     L. Forum Selection; Jurisdiction; Venue; Choice of Law. Discount, Advance, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III acknowledge that this Agreement was substantially negotiated in the State of Arizona, the Agreement was signed by FFC in the State of Arizona and delivered by Discount, Advance,

Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III in the State of Arizona, all payments under the Loan Documents and the Master Leases will be delivered in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. Except for purposes of any action or proceeding concerning the rights and remedies of FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III with respect to the Replaced Properties and the Substitute Properties (which actions or proceedings shall be conducted in the state where the affected Replaced Property or Substitute Property is located), for purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona and Discount, Advance, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III consent that they may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Discount, Advance, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III waive and agree not to assert in any such action, suit or proceeding that they are not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona, without giving effect to its principles of conflicts of law. To the extent that a court of competent jurisdiction finds Arizona law inapplicable with respect to any provisions hereof, then, as to those provisions only, the laws of the states where the Replaced Properties and the Substitute Properties are located, as applicable, shall be deemed to apply. Nothing in this Section shall limit or restrict the right of FFC to commence any proceeding in the federal or state courts located in the states in which the Replaced Properties and the Substitute Properties are located, as applicable, to the extent FFC deems such proceeding necessary or advisable to exercise remedies available under this Agreement or the other Transaction Documents, and if such is the case, counterclaims can be prosecuted in such proceeding.

     M. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

     N. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors and permitted assigns, including, without limitation, any United States trustee, any debtor in possession or any trustee appointed from a private panel.

     O. Survival. Except for the conditions of Closing set forth in Section 15, which shall be satisfied or waived as of the Closing Date, all representations, warranties, agreements, obligations and indemnities of the parties set forth in this Agreement shall survive the Closing.

     P. Waiver of Jury Trial and Punitive, Consequential, Special and Indirect Damages. EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT THEY MAY HAVE TO A TRIAL

BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ANY OF THE OTHER PARTIES OR THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM ANY OF THE OTHER PARTIES OR THEIR AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES AGAINST ANY OF THE OTHER PARTIES OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO, EXCEPT THAT SUCH WAIVER ON THE PART OF THE PARTIES SHALL NOT BE DEEMED TO LIMIT, REDUCE OR PRECLUDE IN ANY WAY THEIR RESPECTIVE REMEDIES PURSUANT TO SECTION 23 OF THE MASTER LEASES. THE WAIVER BY THE PARTIES OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

     Q. Ratification. Except as otherwise specifically set forth in this Agreement and the other Transaction Documents, the Loan Documents and the Sale-Leaseback Documents are unmodified and in full force and effect.

     19. Exculpation. A. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Documents, except as otherwise provided in this
Section 19, neither Wamu nor FFC shall enforce the liability and obligation of Dapper I, Dapper II or Dapper III to pay the indebtedness evidenced by any Dapper I Notes, Dapper II Notes or Dapper III Notes, as applicable, nor shall Wamu or FFC enforce the obligation of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III to pay any other sums owing or to perform and observe the obligations contained in this Agreement, any Dapper I Mortgage, any Dapper I Substitute Mortgage, any Dapper I Note, any other Dapper I Loan Documents, any Dapper II Mortgage, any Dapper II Substitute Mortgage, any Dapper II Note, any other Dapper II Loan Documents, any Dapper III Mortgage, any Dapper III Substitute Mortgage, any Dapper III Note or any other Dapper III Loan Documents, as applicable, by any action or proceeding wherein a money judgment or personal liability shall be sought against Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III, any beneficiaries, members, partners, shareholders, officers, directors or employees of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III or any partners, beneficiaries, officers, shareholders, members, directors, employees of any thereof (collectively, the "Released Parties"), and FFC, by accepting the Dapper I Substitute Mortgages, any other Dapper I Loan Documents, the Dapper II Substitute Mortgages and any other Dapper II Loan Documents, and Wamu, by accepting the Dapper III Substitute Mortgages and any other Dapper III Loan Documents, agree that they shall not, except as otherwise provided in this
Section 19, sue for, seek or demand any deficiency judgment against any of the Released Parties in any action or proceeding under, or by reason of, or in connection with any of the Loan Documents; provided that FFC and Wamu, as applicable, may sell any Mortgaged Property or Substitute Property pursuant to the power of sale conferred in the Dapper I Mortgages, the Dapper I Substitute Mortgages, the Dapper II Mortgages, the Dapper II Substitute Mortgages, the Dapper III Mortgages or the Dapper III Substitute Mortgages, and FFC or Wamu, as applicable, may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable FFC or Wamu, as applicable, to enforce and realize upon any Dapper I Note, any Dapper I Mortgage, any Dapper I Substitute Mortgage, the other Dapper I Loan Documents, any Dapper II Note, any Dapper II Mortgage, any Dapper II Substitute Mortgage, the other Dapper II Loan Documents, any Dapper III Note, any Dapper III Mortgage, any Dapper III Substitute Mortgage or the Dapper III Loan Documents, and the Mortgaged Properties, the Substitute Properties, the Rents and any other collateral given to FFC or Wamu, as applicable, pursuant to the Loan Documents; provided, however, that any judgment in any action or proceeding shall be enforceable against Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III only to the extent of Dapper I's, Remainderman I's, Dapper II's, Remainderman II's, Dapper III's or Remainderman III's respective interests in the Mortgaged Properties and the Substitute Properties, the Rents and any other collateral given to FFC or Wamu, as applicable. In no event shall cash flow or excess proceeds distributed to Dapper I, Dapper II or Dapper III, as applicable, by FFC or Wamu pursuant to the Dapper I Mortgages, the Dapper I Substitute Mortgages, the Dapper II Mortgages, the Dapper II Substitute Mortgages, the Dapper III Mortgages and the Dapper III Substitute Mortgages constitute Rents subsequent to such distribution.

         B. The provisions of Section 19.A shall not (i) constitute a waiver, release or impairment of the Obligations; (ii) impair the right of FFC or Wamu, as applicable, to name Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III as a party defendant in any action or suit for judicial or non-judicial foreclosure and sale under any Dapper I Mortgage, Dapper I Substitute Mortgage, Dapper II Mortgage, Dapper II Substitute Mortgage, Dapper III Mortgage or Dapper III Substitute Mortgage, as long as no deficiency judgment is sought against any of the Released Parties; (iii) affect the validity or enforceability of any indemnity, guaranty, lease or similar instrument made in connection with any Dapper I Note, any Dapper I Mortgage, any Dapper I Substitute Mortgage, the other Dapper I Loan Documents, any Dapper II Note, any Dapper II Mortgage, any Dapper II Substitute Mortgage, any other Dapper II Loan Documents, any Dapper III Note, any Dapper III Mortgage, any Dapper III Substitute Mortgage or any other Dapper III Loan Documents; (iv) impair the right of FFC or Wamu, as applicable, to obtain the appointment of a receiver; or (v) impair the enforcement of the assignment of leases and rents set forth in any Dapper I Mortgage, Dapper I Substitute Mortgage, Dapper II Mortgage, Dapper II Substitute Mortgage, Dapper III Mortgage or Dapper III Substitute Mortgage.

         C. Notwithstanding the provisions of this Section to the contrary, Dapper I, Dapper II and Dapper III shall be personally liable to FFC and Wamu, as applicable, for any losses incurred by FFC or Wamu, as applicable, as a result of (i) fraud or intentional misrepresentation by Dapper I, Dapper II or Dapper III, or any partners, beneficiaries, officers, shareholders, members, directors or employees of any thereof (collectively, the "Dapper Released Parties") in connection with the execution and delivery of any Dapper I Note, any Dapper I Mortgage, any Dapper I Substitute Mortgage, the other Dapper I Loan Documents, any Dapper II Note, any Dapper II Mortgage, any Dapper II Substitute Mortgage, any other Dapper II Loan Documents, any Dapper III Note, any Dapper III Mortgage, any Dapper III Substitute Mortgage or any other Dapper III Loan Documents; (ii) the misapplication or misappropriation by any of the Dapper Released Parties of Rents actually received by any of the Dapper Released Parties after the occurrence of an Event of Default; (iii) the misappropriation by any of the Dapper Released Parties of tenant security deposits or Rents collected in advance and actually received by any of the Dapper Released Parties; (iv) the misappropriation by any of the Dapper Released Parties of insurance proceeds or condemnation awards actually received by any of the Dapper Released Parties; (v) any affirmative act of actual waste, willful damage or arson by any of the Dapper Released Parties; or (vi) the collateral described in the granting clauses of the Dapper I Mortgages, the Dapper I Substitute Mortgages, the Dapper II Mortgages, the Dapper II Substitute Mortgages, the Dapper III Mortgages or the Dapper III Substitute Mortgages or any portion thereof or interest therein becoming an asset in (A) a voluntary bankruptcy or insolvency proceeding commenced by or on behalf of any of the Dapper Released Parties or (B) an involuntary bankruptcy or insolvency proceeding commenced by any of the Dapper Released Parties.

         D. Notwithstanding the provisions of this Section to the contrary, Remainderman I, Remainderman II and Remainderman III shall be personally liable to FFC and Wamu, as applicable, for any losses incurred by FFC or Wamu, as applicable, as a result of (i) fraud or intentional misrepresentation by Remainderman I, Remainderman II or Remainderman III, or any partners, beneficiaries, officers, shareholders, members, directors or employees of any thereof (collectively, the "Remainderman Released Parties") in connection with the execution and delivery of any Dapper I Note, any Dapper I Mortgage, any Dapper I Substitute Mortgage, the other Dapper I Loan Documents, any Dapper II Note, any Dapper II Mortgage, any Dapper II Substitute Mortgage, any other Dapper II Loan Documents, any Dapper III Note, any Dapper III Mortgage, any Dapper III Substitute Mortgage or any other Dapper III Loan Documents; (ii) the misapplication or misappropriation by any of the Remainderman Released Parties of Rents actually received by any of the Remainderman Released Parties after the occurrence of an Event of Default; (iii) the misappropriation by any of the Remainderman Released Parties of tenant security deposits or Rents collected in advance and actually received by any of the Remainderman Released Parties; (iv) the misappropriation by any of the Remainderman Released Parties of insurance proceeds or condemnation awards actually received by any of the Remainderman Released Parties; (v) any affirmative act of actual waste, willful damage or arson by any of the Remainderman Released Parties; or (vi) the collateral described in the granting clauses of the Dapper I Mortgages, the Dapper I Substitute Mortgages, the Dapper II Mortgages, the Dapper II Substitute Mortgages, the Dapper III Mortgages or the Dapper III Substitute Mortgages or any portion thereof or interest therein becoming an asset in (A) a voluntary bankruptcy or insolvency proceeding commenced by or on behalf of any of the Remainderman

Released Parties or (B) an involuntary bankruptcy or insolvency proceeding commenced by any of the Remainderman Released Parties.

         E. Nothing herein shall be deemed to be a waiver of any right which FFC or Wamu, as applicable, may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the Code to file a claim for the full amount of the Obligations secured by a Dapper I Mortgage, a Dapper II Mortgage or a Dapper III Mortgage or to require that all collateral shall continue to secure all of the Obligations owing to FFC or Wamu, as applicable, in accordance with this Agreement, any Dapper I Note, any Dapper I Mortgage, any Dapper I Substitute Mortgage, any other Dapper I Loan Documents, any Dapper II Note, any Dapper II Mortgage, any Dapper II Substitute Mortgage, any other Dapper II Loan Documents, any Dapper III Note, any Dapper III Mortgage, any Dapper III Substitute Mortgage or any other Dapper III Loan Documents.

         20. Opinion. Within two days after the date of this Agreement, and without limiting the terms and conditions of Section 15 of this Agreement, Advance agrees to cause Counsel to deliver to FFC, Wamu, Dapper I, Dapper II, Dapper III, Remainder I, Remainderman II and Remainderman III opinions in form and substance reasonably acceptable to such addressees with respect to (i) the corporate formation and existence of Advance and Advance Auto Parts, Inc. ("Advance Auto"); (ii) the authority of Advance to enter into, deliver and perform the Guaranties and Advance Auto to enter into, deliver and perform the acknowledgements of the terms of Section 7 of such documents (the "Subject Transfer Acknowledgements"); and (iii) such other matters as the addressees may reasonably request. Without limiting the terms and conditions of Section 15 of this Agreement, Advance will endeavor to promptly obtain an opinion of Counsel with respect to the enforceability of the Guaranties and the Subject Transfer Acknowledgements.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

                    GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, successor by merger to (i) Franchise Finance Corporation of America, as Servicer pursuant to that certain Amended and Restated Servicing Agreement dated as of February 28, 2000 between Franchise Finance Corporation of America and Washington Mutual Bank, FA, (ii) FFCA Funding Corporation, and (iii) FFCA Acquisition Corporation

                    By  /s/ Gary Naquin
                        ------------------------------------------------------
                    Printed Name  GARY NAQUIN
                                  --------------------------------------------
                    Its  VICE PRESIDENT
                         -----------------------------------------------------


                    WASHINGTON MUTUAL BANK, FA

                    By: GE Capital Franchise Finance Corporation, a Delaware corporation, successor by merger to Franchise Finance Corporation of America, as Servicer pursuant to that certain Amended and Restated Servicing Agreement dated as of February 28, 2000 between Franchise Finance Corporation of America and Washington Mutual Bank, FA

                    By  /s/ Gary Naquin
                        ------------------------------------------------------
                    Printed Name  GARY NAQUIN
                                  --------------------------------------------
                    Its  VICE PRESIDENT
                         -----------------------------------------------------

                 DAPPER PROPERTIES I, LLC, a Delaware limited liability company

                 By:  Dapper Equity I, LLC, a Delaware limited
                       liability company, its member manager

                 By  /s/ Jamie Grossman
                    ------------------------------------------------------
                 Printed Name  JAMIE GROSSMAN
                              --------------------------------------------
                 Its  Vice President
                     -----------------------------------------------------


                 AUTOPAR REMAINDER I, LLC, a Delaware limited liability company

                 By:  Autopar Remeq I, LLC, a Delaware limited
                       liability company, its member manager

                 By  /s/ Jamie Grossman
                    ------------------------------------------------------
                 Printed Name  JAMIE GROSSMAN
                              --------------------------------------------
                 Its  Vice President
                     -----------------------------------------------------

                 DAPPER PROPERTIES II, LLC, a Delaware limited liability company

                 By:  Dapper Equity II, LLC, a Delaware limited
                      liability company, its member manager

                 By  /s/ Jamie Grossman
                    ------------------------------------------------------
                 Printed Name  JAMIE GROSSMAN
                              --------------------------------------------
                 Its  Vice President
                     -----------------------------------------------------


                 AUTOPAR REMAINDER II, LLC, a Delaware limited liability company

                 By: Autopar Remeq II, LLC, a Delaware limited
                      liability company, its member manager

                 By  /s/ Jamie Grossman
                    ------------------------------------------------------
                 Printed Name  JAMIE GROSSMAN
                              --------------------------------------------
                 Its  Vice President
                     -----------------------------------------------------

                          DAPPER PROPERTIES III, LLC, a Delaware limited liability company

                          By: Dapper Equity III, LLC, a Delaware limited
                              liability company, its member manager

                          By  /s/ Jamie Grossman
                             ---------------------------------------------
                          Printed Name  JAMIE GROSSMAN
                                       -----------------------------------
                          Its  Vice President
                              --------------------------------------------


                          AUTOPAR REMAINDER III, LLC, a Delaware limited liability company

                          By: Autopar Remeq III, LLC, a Delaware limited
                              liability company, its member manager

                          By  /s/ Jamie Grossman
                             ---------------------------------------------
                          Printed Name  JAMIE GROSSMAN
                                       -----------------------------------
                          Its  Vice President
                              --------------------------------------------

                       DISCOUNT AUTO PARTS, INC., a Florida
                       corporation


                       By /s/ Peter J. Fontaine
                          -----------------------------------------------
                       Printed Name  PETER J. FONTAINE
                                    -------------------------------------
                       Its CEO
                           ----------------------------------------------



                       ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation


                       By  /s/ Eric M. Margolin
                          -----------------------------------------------
                       Printed Name  ERIC M. MARGOLIN
                                    -------------------------------------
                       Its
                           ----------------------------------------------

STATE OF ARIZONA                            )
                                            ) SS.
COUNTY OF MARICOPA                          )

     The foregoing instrument was acknowledged before me on Nov. 27, 2001 by Gary J. Naquin, VP of GE Capital Franchise Finance Corporation, a Delaware corporation, on behalf of the corporation, successor by merger to (i) Franchise Finance Corporation of America, as Servicer pursuant to that certain Amended and Restated Servicing Agreement dated as of February 28, 2000 between Franchise Finance Corporation of America and Washington Mutual Bank, FA, (ii) FFCA Funding Corporation, and (iii) FFCA Acquisition Corporation.

                                                 /s/ Ann Halpern
                                       ----------------------------------------
                                       Notary Public

My Commission Expires:                    --------------------------------------
                                                         ANN HALPERN
     8/2/05                                         Notary Public-Arizona
-----------------------                    SEAL         Maricopa County
                                                 My Comm. Expires Aug. 2, 2005
                                          --------------------------------------

STATE OF ARIZONA                            )
                                            ) SS.
COUNTY OF MARICOPA                          )

     The foregoing instrument was acknowledged before me on Nov. 27, 2001 by Gary J. Naquin, VP of GE Capital Franchise Finance Corporation, a Delaware corporation, on behalf of the corporation, successor by merger to Franchise Finance Corporation of America, as Servicer pursuant to that certain Amended and Restated Servicing Agreement dated as of February 28, 2000 between Franchise Finance Corporation of America and Washington Mutual Bank, FA, on behalf of Washington Mutual Bank, FA.

                                                /s/ Ann Halpern
                                       ----------------------------------------
                                       Notary Public

My Commission Expires:

       8/2/05                             --------------------------------------
-----------------------                                  ANN HALPERN
                                                    Notary Public-Arizona
                                           SEAL         Maricopa County
                                                 My Comm. Expires Aug. 2, 2005
                                          --------------------------------------

STATE OF      NEW YORK     )
          -----------------
                           ) SS.
COUNTY OF     NEW YORK     )
          -----------------

     The foregoing instrument was acknowledged before me on Nov. 26, 2001 by Jamie Grossman, Vice President of Dapper Equity I, LLC, a Delaware limited liability company, member manager of Dapper Properties I, LLC, a Delaware limited liability company, on behalf of the limited liability company.


                                              /s/ Michael Martinez
                                       ----------------------------------------
                                       Notary Public
                                       ----------------------------------------
My Commission Expires:                                MICHAEL MARTINEZ
Oct. 15, 2005                                 Notary Public, State of New York
---------------------                                 No. 01MA4987374
                                                 Qualified in Queens County
                                            Commission Expires October 15, 2005
                                       ----------------------------------------


STATE OF       NEW YORK    )
          -----------------
                           ) SS.
COUNTY OF      NEW YORK    )
          -----------------

     The foregoing instrument was acknowledged before me on Nov. 26, 2001 by Jamie Grossman, Vice President of Autopar Remeq I, LLC, a Delaware limited liability company, member manager of Autopar Remainder I, LLC, a Delaware limited liability company, on behalf of the limited liability company.


                                              /s/ Michael Martinez
                                       ----------------------------------------
                                       Notary Public
                                       ----------------------------------------
My Commission Expires:                                MICHAEL MARTINEZ
Oct. 15, 2005                                 Notary Public, State of New York
---------------------                                 No. 01MA4987374
                                                Qualified in Queens County
                                            Commission Expires October 15, 2005
                                       ----------------------------------------

STATE OF NEW YORK          )
         ---------------
                           ) SS.
COUNTY OF NEW YORK         )
          --------------

     The foregoing instrument was acknowledged before me on Nov. 26, 2001 by Jamie Grossman, Vice President of Dapper Equity II, LLC, a Delaware limited liability company, member manager of Dapper Properties II, LLC, a Delaware limited liability company, on behalf of the limited liability company.


                                        /s/       Michael Martinez
                                       ----------------------------------------
                                       Notary Public

My Commission Expires:                            MICHAEL MARTINEZ
                                          Notary Public, State of New York
     Oct. 15, 2005                                No. 01MA4987374
-----------------------                      Qualified in Queens County
                                         Commission Expires October 15, 2005



STATE OF NEW YORK          )
         ---------------
                           ) SS.
COUNTY OF NEW YORK         )
          --------------

     The foregoing instrument was acknowledged before me on Nov. 26, 2001 by Jamie Grossman, Vice President of Autopar Remeq II, LLC, a Delaware limited liability company, member manager of Autopar Remainder II, LLC, a Delaware limited liability company, on behalf of the limited liability company.


                                       /s/        Michael Martinez
                                       ----------------------------------------
                                       Notary Public

My Commission Expires:                            MICHAEL MARTINEZ
                                          Notary Public, State of New York
   Oct. 15, 2005                                 No. 01MA4987374
----------------------                       Qualified in Queens County
                                         Commission Expires October 15, 2005

STATE OF     NEW YORK                       )
          ----------------
                                            ) SS.
COUNTY OF    NEW YORK                       )
          ----------------

         The foregoing instrument was acknowledged before me Nov. 26, 2001 by Jamie Grossman, Vice President of Dapper Equity III, LLC, a Delaware limited liability company, member manager of Dapper Properties III, LLC, a Delaware limited liability company, on behalf of the limited liability company.


                                  /s/ Michael Martinez
                                  -------------------------------
                                  Notary Public

My Commission Expires:

OCT. 15, 2005



STATE OF     NEW YORK                       )
          ------------------
                                            ) SS.
COUNTY OF    NEW YORK                       )
          -----------------

         The foregoing instrument was acknowledged before me on Nov. 26, 2001 by Jamie Grossman, Vice President of Autopar Remeq III, LLC, a Delaware limited liability company, member manager of Autopar Remainder III, LLC, a Delaware limited liability company, on behalf of the limited liability company.


                                  /s/ Michael Martinez
                                  --------------------------------
                                  Notary Public

My Commission Expires:

OCT. 15, 2005

STATE OF         NC       )
          ---------------
                          ) SS.
COUNTY OF   [ILLEGIBLE]   )
          ---------------

         The foregoing instrument was acknowledged before me on 11-24, 2001, by Peter Fontaine, of Discount Auto Parts, Inc., a Florida corporation, on behalf of the corporation.

                                  [ILLEGIBLE]
                                  Notary Public

My Commission Expires:

January 21, 2006





STATE OF ____________________      )
                                   ) SS.
COUNTY OF __________________       )


         The foregoing instrument was acknowledged before me on ____________, 2001, by _____________________, _______________ of Advance Stores Company,
Incorporated, a Virginia corporation, on behalf of the corporation.

                                  ________________________
                                  Notary Public

My Commission Expires:

_________________________

                                    EXHIBIT A

                              MORTGAGED PROPERTIES

                                    Dapper I

----------------------------------------------------------------------------------------------------------------

       FFC            Cont          Unit

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
     File #            #              #             Street                            CITY             STATE
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2235             7324           351      1104 Highway 84 Byp N                Andalusia             AL
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2236             7325           355      1800 Highway 98                       Daphne                AL
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2238             7327           358      3635 Saint Stephens Rd                Prichard              AL
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2244             7333           226      99256 Overseas Hwy                    Key Largo             FL
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2245             7334           228      2 NE 6th St                           Fort Meade            FL
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2250             7339           515      605 SE 20th St                        Fort Lauderdale       FL
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2251             7340           528      26859 S Dixie Hwy                     Naranja               FL
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2256             7345           579      1665 Providence Blvd                  Deltona               FL
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2257             7346           599      2440 Highway 29 S                     Cantonment            FL
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2263             7352           303      2105 Memorial Dr                      Waycross              GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2268             7357           309      706 E 1st St                          Vidalia               GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2269             7358           310      1725 1st Ave SE                       Moultrie              GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2274             7363           320      212 W 4th St                          Adel                  GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2275             7364           321      401 Oak St                            Eastman               GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2280             7369           330      1416 Radium Springs Rd                Albany                GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2281             7370           331      513 N Houston Rd                      Warner Robins         GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2286             7375           342      520 S Davis St                        Nashville             GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2287             7376           344      512 E Screven St                      Quitman               GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2292             7381           406      714 N Church S                        Thomaston             GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2293             7382           418      295 Glynn St                          Fayetteville          GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2298             7387           429      2588 Powder Springs Rd                Marietta              GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2299             7388           492      104 S Oak St                          Eatonton              GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2304             7393           705      14036 W Main St                       Cut Off               LA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2305             7394           707      4122 Plank Rd                         Baton Rouge           LA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2310             7399           653      3005 W US Highway 90                  Gautier               MS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2311             7400           654      1118 Bienville Blvd                   Ocean Springs         MS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2313             7402           659      10301 D'iberville Rd                  D'iberville           MS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2316             7405           664      28085 Highway 28                      Hazelhurst            MS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2317             7406           668      325 US Highway 51                     Ridgeland             MS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2323             7412           677      3404 Halls Ferry Rd                   Vicksburg             MS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2328             7417           683      311 S Archusa Ave                     Quitman               MS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2329             7418           686      1601 5th St                           Meridian              MS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2334             7423           378      4481 Jefferson Davis Hwy              Augusta               SC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2335             7424           379      1501 S Ribaut Rd                      Port Royal            SC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2336             7425           380      1060 Edgefield Rd                     North Augusta         SC
----------------------------------------------------------------------------------------------------------------

                                    Dapper II

--------------------------------------------------------------------------------------------------------------------

       FFC           Cont       Unit

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
     File #           #           #                      Street                           CITY             STATE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2239            7328        359    969 N Daleville Ave                     Daleville                   AL
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2241            7330        364    7640 Moffat Rd                          Mobile                      AL
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2242            7331        368    3003 Dauphin Island Pkwy                Mobile                      AL
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2247            7336        270    3787 Tampa Rd                           Oldsmar                     FL
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2253            7342        550    34951 Indrio Road                       Ft. Pierce                  FL
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2254            7343        559    820 Cheney Hwy                          Titusville                  FL
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2259            7348        612    7576 Lake Underhill Rd                  Orlando                     FL
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2260            7349        571    4289 Kathleen Road                      Kathleen                    FL
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2262            7351        302    1406 E Jackson St                       Thomasville                 GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2265            7354        305    1504 S Peterson                         Douglas                     GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2266            7355        307    561 W Oglethorpe Hwy                    Hinesville                  GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2271            7360        315    3220 Mercer University Dr               Macon                       GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2272            7361        316    1386 Rocky Creek Rd                     Macon                       GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2277            7366        324    2541 Bemiss Rd                          Valdosta                    GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2278            7367        325    502 E Franklin St                       Sylvester                   GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2283            7372        336    6451 Veterans Pkwy                      Columbus                    GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2284            7373        339    701 N Slappey Blvd                      Albany                      GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2289            7378        349    749 E 3rd St                            Jackson                     GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2290            7379        401    5498 New Jessup Hwy                     Brunswick                   GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2295            7384        421    201 W Vineyard Rd                       Griffin                     GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2296            7385        426    2148 Fairburn Rd                        Douglasville                GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2301            7390        497    501 N Duval St                          Claxton                     GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2302            7391        498    239 Ware St                             Blackshear                  GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2307            7396        726    12518 Highway 44                        Gonzalez                    LA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2308            7397        728    400 E Judge Perez Dr                    Chalmette                   LA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2306            7395        725    2406 Airline Hwy                        Kenner                      LA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2314            7403        661    106 Presley Blvd                        McComb                      MS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2319            7408        670    629 Grants Ferry Rd                     Flowood                     MS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2320            7409        671    205 W Northside Dr                      Jackson                     MS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2322            7411        676    1145 US Highway 90 W                    Bay Saint Louis             MS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2325            7414        680    302 W Monticello St                     Brookhaven                  MS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2326            7415        681    132 N 16th Ave                          Laurel                      MS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2331            7420        375    1500 Elm St W                           Hampton                     SC
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2332            7421        376    205 Chasteen Dr                         Walterboro                  SC
--------------------------------------------------------------------------------------------------------------------


                                   Dapper III

-------------------------------------------------------------------------------------------------------------------

     FFC         Cont        Unit

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
   File #          #           #                    Street                            CITY                STATE
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2237        7326         357    1603 S Main St                       Atmore                           AL
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2240        7329         362    5605 E Rite Rd                       Theodore                         AL
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2243        7332         72     8300 NW 103rd St                     Hialeah                          FL
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2246        7335         241    615 N Dixie Fwy                      New Smyrna Beach                 FL
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2249        7338         506    7522 Southgate Blvd                  Margate                          FL
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2252        7341         537    5121 Powerline Rd                    Fort Lauderdale                  FL
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2255        7344         567    3012 W Hillsborough Ave              Tampa                            FL
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2258        7347         609    10824 S US Highway 41                Gibsonton                        FL
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2261        7350         301    1503 E Shotwell St                   Bainbridge                       GA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2264        7353         304    3024 Cypress Mill Rd                 Brunswick                        GA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2267        7356         308    705 Lamar St                         Americus                         GA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2270        7359         314    311 E Oakland Ave                    Camilla                          GA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2273        7362         317    2815 Montgomery St                   Savannah                         GA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2276        7365         323    1501 Manchester Expy                 Columbus                         GA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2279        7368         327    203 W 6th St                         Waynesboro                       GA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2282        7371         335    402 Columbia St                      Blakeley                         GA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2285        7374         341    2196 US Highway 17                   Richmond Hill                    GA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2288        7377         346    3602 Peach Orchard Rd                Augusta                          GA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2291        7380         402    760 E King Avenue                    Kingsland                        GA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2294        7383         420    310 W Taylor St                      Griffin                          GA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2297        7386         427    5621 Riverdale Dr                    College Park                     GA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2300        7389         494    1496 US Highway 19                   Leesburg                         GA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2303        7392         703    950 E Boston St                      Convington                       LA
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2309        7398         652    4217 Maine St                        Moss Point                       MS
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2312        7401         657    11422 US Highway 49 N                Gulfport                         MS
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2315        7404         662    5060 Hardy St                        Hattiesburg                      MS
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2318        7407         669    300 US Highway 80 W                  Clinton                          MS
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2321        7410         675    1259 Ellis Ave                       Jackson                          MS
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2324        7413         679    179 Sgt Prentiss Dr                  Natchez                          MS
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2327        7416         682    198 Northside Dr                     Newton                           MS
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2330        7419         704    614 Central Ave W                    Wiggins                          MS
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8001-2333        7422         377    550 E Baruch St                      Denmark                          SC
-------------------------------------------------------------------------------------------------------------------


                                    EXHIBIT B

                       DESCRIPTION OF REPLACED PROPERTIES

                                    Dapper I

----------------------------------------------------------------------------------------------------------------

      FFC             Cont          Unit

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
     File #            #              #                       Street                       CITY         STATE
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2238             7327           358      3635 Saint Stephens Rd                Prichard              AL
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2281             7370           331      513 N Houston Rd                      Warner Robins         GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2287             7376           344      512 E Screven St                      Quitman               GA
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2310             7399           653      3005 W US Highway 90                  Gautier               MS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8001-2317             7406           668      325 US Highway 51                     Ridgeland             MS
----------------------------------------------------------------------------------------------------------------

                                    Dapper II

--------------------------------------------------------------------------------------------------------------------
       FFC            Cont       Unit

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
      File #           #           #                       Street                          CITY           STATE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2239             7328        359    969 N Daleville Ave                       Daleville                AL
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2241             7330        364    7640 Moffat Rd                            Mobile                   AL
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2262             7351        302    1406 E Jackson St                         Thomasville              GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2271             7360        315    3220 Mercer University Dr                 Macon                    GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2272             7361        316    1386 Rocky Creek Rd                       Macon                    GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2277             7366        324    2541 Bemiss Rd                            Valdosta                 GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2284             7373        339    701 N Slappey Blvd                        Albany                   GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2296             7385        426    2148 Fairburn Rd                          Douglasville             GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2320             7409        671    205 W Northside Dr                        Jackson                  MS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2332             7421        376    205 Chasteen Dr                           Walterboro               SC
--------------------------------------------------------------------------------------------------------------------

                                   Dapper III

--------------------------------------------------------------------------------------------------------------------
      FFC          Cont        Unit

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    File #          #           #                        Street                         CITY             STATE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2261          7350        301     1503 E Shotwell St                        Bainbridge               GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2264          7353        304     3024 Cypress Mill Rd                      Brunswick                GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2267          7356        308     705 Lamar St                              Americus                 GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2309          7398        652     4217 Maine St                             Moss Point               MS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8001-2312          7401        657     11422 US Highway 49 N                     Gulfport                 MS
--------------------------------------------------------------------------------------------------------------------


                                    EXHIBIT C

                      DESCRIPTION OF SUBSTITUTE PROPERTIES

                                    Dapper I

---------------- ------------ ---------------------------------- ------------------ --------- -------------------------

FFC File #       Unit #       Street                             City               State     Corresponding Replaced
                                                                                              Property
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3477        D105082      1939 NW Topeka Blvd.               Topeka             KS               8001-2238
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3483        D101346      162 Elm Street                     Milford            NH               8001-2317
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3476        D102289      2202 East Kansas Avenue            Garden City        KS               8001-2281
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3495        D101882      1145 West North Street             Lima               OH               8001-2287
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3496        D106848      1406 Kenneth Road                  York               PA               8001-2310
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------

                                    Dapper II

---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
FFC File #       Unit #       Street                             City               State     Corresponding Replaced
                                                                                              Property
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3478        D101995      9782 St. Charles Rock Road         Breckenridge       MO               8001-2239
                                                                 Hills
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3479        D103049      999 E Gannon Drive                 Festus             MO               8001-2272
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3480        D105135      500 SE State Route 291             Lee Summit         MO               8001-2262
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3481        D101996      9846 W. Florissant Ave             St. Louis          MO               8001-2320
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3485        D101334      23373 US Hwy 23 S                  Circleville        OH               8001-2271
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3486        D101668      3969 Salem Ave                     Dayton             OH               8001-2332
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3488        D107141      2720 Curtice Road                  Northwood          OH               8001-2296
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3490        D101836      12955 Frankstown Road              Penn Hills         PA               8001-2241
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3491        D108859      1488 W. Mason Street               Green Bay          WI               8001-2284
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3494        D101965      1260 Jennings Station Road         St. Louis          MO               8001-2277
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------

                                   Dapper III

---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
FFC File #       Unit #       Street                             City               State     Corresponding Replaced
                                                                                              Property
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3474        D104997      3317 Agency Street                 Burlington         IA               8001-2267
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3475        D101945      2602 Washington Avenue             Alton              IL               8001-2309
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3482        D102158      3510 Gravois Ave                   St. Louis          MO               8001-2312
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3487        D101490      2636 S. Smithville Road            Dayton             OH               8001-2261
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3489        D101360      3210 Library Road                  Castle Shannon     PA               8001-2264
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------